Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On September 16, 2019, Golub Capital BDC, Inc. (“GBDC”) completed its previously announced acquisition of Golub Capital Investment Corporation, a Maryland corporation (“GCIC”), pursuant to that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of November 27, 2018, by and among GBDC, GCIC, Fifth Ave Subsidiary Inc., a Maryland corporation and wholly owned subsidiary of GBDC (“Merger Sub”), GC Advisors LLC (“GC Advisors”), a Delaware limited liability company and investment adviser to each of GBDC and GCIC, and, for certain limited purposes, Golub Capital LLC. Pursuant to the Merger Agreement, Merger Sub was first merged with and into GCIC, with GCIC as the surviving corporation (the “Initial Merger”), and, immediately following the Initial Merger, GCIC was then merged with and into GBDC, with GBDC as the surviving company (the Initial Merger and the subsequent merger, collectively, the “Merger”).

In accordance with the terms of the Merger Agreement, at the effective time of the Initial Merger, each outstanding share of GCIC common stock was converted into the right to receive 0.865 shares of common stock, par value $0.001 per share, of GBDC (with GCIC stockholders receiving cash in lieu of fractional shares of GBDC common stock).

On September 16, 2019, following the consummation of the Merger, GBDC entered into a new investment advisory agreement (the “New Investment Advisory Agreement”) with GC Advisors, which amends and restates the existing investment advisory agreement, dated as of August 4, 2014, by and between GBDC and GC Advisors (the “Current GBDC Investment Advisory Agreement”).

The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Merger on GBDC’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the asset acquisition method of accounting with GBDC treated as the acquirer.

The merger of Merger Sub with and into GCIC will be accounted for as an asset acquisition of GCIC by GBDC in accordance with the asset acquisition method of accounting as detailed in Accounting Standards Codification 805-50, Business Combinations-Related Issues. Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets) but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain “non-qualifying” assets (for example cash) and does not give rise to goodwill. The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of GCIC’s assets and liabilities.

The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of June 30, 2019 assuming the Merger had been completed on June 30, 2019. The unaudited pro forma condensed consolidated income statements for the nine months ended June 30, 2019 and for the year ended September 30, 2018 were prepared assuming the Merger had been completed on September 30, 2017.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger.

See notes to pro forma condensed consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Financial Condition

As of June 30, 2019

Unaudited

(In thousands, except share and per share data)

	Actual	Actual			Pro Forma
	Golub Capital BDC, Inc.	Golub Capital Investment Corporation	Pro Forma Adjustments		Golub Capital BDC, Inc. Combined
Assets and Liabilities Data:
Investments, at fair value	$1,922,821	$2,139,295	$—	(A)	$4,062,116
Cash and cash equivalents, foreign currencies, restricted cash and cash equivalents, and restricted foreign currencies	110,654	63,823	(8,636)	(B)	165,841
Other assets	8,175	7,318	(1,289)	(C)	14,204
Total assets	2,041,650	2,210,436	(9,925)		4,242,161
Debt less unamortized debt issuance costs	1,042,356	991,413	1,678	(A)	2,035,447
Other liabilities	31,074	48,213	(11,637)	(B)(C)	67,650
Total liabilities	1,073,430	1,039,626	(9,959)		2,103,097
Net Assets	968,220	1,170,810	34	(C)	2,139,064
Total liabilities and net assets	$2,041,650	$2,210,436	$(9,925)		$4,242,161
Total shares outstanding	60,715,908	78,053,989	(10,537,289)	(C)	128,232,608
Net assets value per share	$15.95	$15.00			$16.68

See notes to pro forma condensed consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended June 30, 2019

Unaudited

(In thousands, except share and per share data)

	Actual	Actual			Pro Forma
	Golub Capital BDC, Inc.	Golub Capital Investment Corporation	Pro Forma Adjustments		Golub Capital BDC, Inc.
Performance Data:
Interest and dividend income	$122,150	$129,247	$(14,997)	(D)	$236,400
Fees and other income	1,171	1,321	—		2,492
Total investment income	123,321	130,568	(14,997)		238,892
Interest and other debt financing expenses	31,269	33,516	(1,985)	(A)	62,800
Base management fee	19,708	20,047	—		39,755
Incentive fee	8,578	13,238	(2,297)	(E)	19,519
Other expenses	4,487	4,258	(1,596)	(F)	7,149
Operating expenses	64,042	71,059	(5,878)		129,223
Management fee waiver	—	(5,467)	5,467	(E)	—
Incentive fee waiver	—	(2,739)	2,739	(E)	—
Net expenses	64,042	62,853	2,328		129,223
Net investment income	59,279	67,715	(17,325)		109,669
Net realized gain (loss) on investments and foreign currency transactions	(4,539)	2,871	—		(1,668)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	687	(6,508)	14,997	(D)	9,176
Total net realized and unrealized gains (losses)	(3,852)	(3,637)	14,997		7,508
Net increase (decrease) in net assets resulting from operations	55,427	64,078	(2,328)		117,177
Per Common Share Data
Basic and diluted earnings per common share	$0.92	$0.90			$0.92
Net investment income per common share	$0.98	$0.96			$0.86
Basic and diluted weighted average common shares outstanding (1)	60,398,353	70,731,718	(3,215,018)		127,915,053

(1)	Basic and diluted weighted average common shares outstanding for Pro Forma Golub Capital BDC, Inc. is estimated by adding estimated share issuance to GCIC shareholders of 67,516,700 shares to average common shares outstanding for GBDC for the nine months ended June 30, 2019.

See notes to pro forma condensed consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended September 30, 2018

Unaudited

(In thousands, except share and per share data)

	Actual	Actual			Pro Forma
	Golub Capital BDC, Inc.	Golub Capital Investment Corporation	Pro Forma Adjustments		Golub Capital BDC, Inc.
Performance Data:
Interest and dividend income	$149,657	$136,123	$(19,996)	(D)	$265,784
Fees and other income	2,514	3,258	—		5,772
Total investment income	152,171	139,381	(19,996)		271,556
Interest and other debt financing expenses	33,174	31,333	(690)	(A)	63,817
Base management fee	24,214	21,548	—		45,762
Incentive fee	13,110	18,312	(2,340)	(E)	29,082
Other expenses	5,652	4,343	(868)	(F)	9,127
Operating expenses	76,150	75,536	(3,898)		147,788
Management fee waiver	—	(5,877)	5,877	(E)	—
Incentive fee waiver	—	(4,463)	4,463	(E)	—
Net expenses	76,150	65,196	6,442		147,788
Net investment income	76,021	74,185	(26,438)		123,768
Net realized gain (loss) on investments and foreign currency transactions	17,536	3,716	—		21,252
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(11,587)	(132)	19,996	(D)	8,277
Total net realized and unrealized gains (losses)	5,949	3,584	19,996		29,529
Net increase (decrease) in net assets resulting from operations	81,970	77,769	(6,442)		153,297
Per Common Share Data
Basic and diluted earnings per common share	$1.37	$1.38			$1.35
Net investment income per common share	$1.27	$1.32			$1.09
Basic and diluted weighted average common shares outstanding (1)	59,803,208	56,328,125	(2,570,765)		113,560,568

(1)	Basic and diluted weighted average common shares outstanding for Pro Forma Golub Capital BDC, Inc. is estimated by adding estimated share issuance to GCIC shareholders of 53,757,360 shares based on outstanding shares of GCIC stock as of September 30, 2018 to average common shares outstanding for GBDC for the year ended September 30, 2018.

See notes to pro forma condensed consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except share and per share data)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial information related to the Merger is included as of June 30, 2019, for the nine months ended June 30, 2019 and for the year ended September 30, 2018. On November 27, 2018, GBDC and GCIC entered into the Merger Agreement. For the purposes of the pro forma condensed consolidated financial statements, the purchase price is approximately $1.2 billion in stock consideration which is based upon a price of $18.46 per share of GBDC common stock as of September 6, 2019 and an implied value per share of GCIC common stock of $15.97. The pro forma adjustments included herein reflect the conversion of GCIC common stock into GBDC common stock using an exchange ratio of 0.865 of a share of GBDC common stock for each of the approximately 78.1 million shares of GCIC common stock outstanding as of June 30, 2019.

The merger of Merger Sub with and into GCIC will be accounted for as an asset acquisition of GCIC by GBDC in accordance with the asset acquisition method of accounting as detailed in Accounting Standards Codification (“ASC”) 805-50, Business Combinations—Related Issues. In applying the asset acquisition method of accounting, GBDC uses a cost approach to allocate the cost of the assets purchased against the assets being acquired. The cost of the acquisition is determined to be the fair value of the consideration given or the fair value of the assets acquired, whichever is more clearly evident. GBDC has determined that the fair value of the shares of GBDC common stock to be issued pursuant to the Merger Agreement based on the closing market price of GBDC common stock on the Nasdaq Global Select Market (the “Nasdaq”) to be most evident of fair value. On a pro forma basis, GBDC's share price on the Nasdaq as of September 6, 2019, as well as the addition of estimated transaction costs expected to be incurred by GBDC, was used as a preliminary estimate of purchase price. The fair value of the merger consideration paid by GBDC is allocated to assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill. Preliminary purchase accounting allocations are detailed in Note 2.

GBDC’s financial statements include its accounts and the accounts of all its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates: The preparation of the unaudited pro forma condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Valuation of Portfolio Investments: The valuation processes and oversight are identical for GBDC and GCIC. Each quarter, GBDC and GCIC determine the net asset value of its investment portfolio. Securities are valued at fair value as determined in good faith by each of GBDC's and GCIC's board of directors (each, a “Board”) pursuant to GBDC's and GCIC's valuation policies. In connection with that determination, GC Advisors provides each Board with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services. Each Board has delegated day-to-day responsibility for implementing its valuation policies to GC Advisors’ management team, and has authorized GC Advisors' management team to utilize independent third-party valuation and pricing services that have been approved by each Board. The valuation committee of the Board is responsible for overseeing GC Advisors' implementation of the valuation process.

ASC Topic 820 - Fair Value Measurement (“ASC Topic 820”) issued by the Financial Accounting Standards Board (the “FASB”) clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except share and per share data)

Income Taxes: GBDC has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). To qualify for and maintain qualification as a RIC, GBDC must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally GBDC’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, GBDC will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. GBDC intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. GBDC is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Transaction Costs: Both GBDC and GCIC incur direct transaction costs resulting from the Merger. GBDC, as the acquirer in an asset acquisition, will capitalize its transaction costs and such costs will be reflected as an adjustment to the purchase price of GCIC. GCIC will expense its transaction costs as incurred.

GBDC expects to incur $2.8 million in estimated transaction costs, which will be capitalized for the purposes of the purchase price allocation and will be reflected in the premium to the price of the assets purchased. GCIC expects to incur $2.8 million in estimated transaction costs. For the nine months ended June 30, 2019 and for the year ended September 30, 2018, GCIC incurred $1.0 million and $0.1 million, respectively, in transaction costs, reflected in the Consolidated Statements of Operations. As of June 30, 2019 and September 30, 2018, GBDC had recognized $1.3 million and $0 transaction costs, respectively, which are included in other assets on the Consolidated Statements of Financial Condition.

2. PRELIMINARY PURCHASE ACCOUNTING ALLOCATIONS

The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated statement of financial condition as of June 30, 2019 assuming the Merger had been completed on June 30, 2019. The unaudited pro forma condensed consolidated income statements for the nine months ended June 30, 2019 and for the year ended September 30, 2018 were prepared assuming the Merger had been completed on September 30, 2017.

The table below reflects the calculation of purchase price for purposes of the pro forma condensed consolidated statement of financial condition. To estimate pro forma purchase price, the fair value or price of each share of GBDC common stock issued is based on the closing price of GBDC common stock on the Nasdaq on September 6, 2019 of $18.46. Changes in the price of GBDC common stock used to determine total purchase price are expected and the pro forma purchase price is likely to change. Additionally, the amount of shares of GCIC common stock outstanding as of merger close date could be more than the shares outstanding as of June 30, 2019, used below in the calculation of purchase price. The unaudited pro forma condensed consolidated statement of financial condition reflects the issuance of approximately 67,516,700 shares of GBDC common stock pursuant to the Merger Agreement.

Shares of GBDC common stock to be issued to GCIC shareholders	67,516,700
Price of GBDC common stock at time of merger	$18.46
Total pro forma purchase price before transaction costs	$1,246,358
Estimated transaction costs	2,750
Total pro forma purchase price	$1,249,108

If the price of GBDC common stock was to increase or decrease by 5% from the September 6, 2019 price of $18.46, the total pro forma purchase price would be $1.3 billion and $1.2 billion, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except share and per share data)

The merger of Merger Sub with and into GCIC will be accounted for using the asset acquisition method of accounting. Accordingly, the purchase price paid by GBDC in connection with the Merger will be allocated to the acquired assets and assumed liabilities of GCIC at their relative fair values estimated by GBDC as of the effective date. GBDC intends to assign all acquired assets and assumed liabilities the same carrying value as GCIC before the Merger. The investments held by GCIC are substantially identical to GBDC's investments, therefore the fair value ascribed to investments by GCIC will be in agreement with GBDC's prices on investments already held by GBDC. Further, the valuation methodology and processes of GBDC as described above in Note 1 - “Valuation of Portfolio Investments” are identical to the valuation methodology and processes of GCIC. In regards to the debt assumed, as of June 30, 2019, the fair value of GCIC's debt was $993.1 million and had a carrying value of $997.8 million. In accordance with ASC 805-50, purchase price shall be allocated to assumed liabilities up to fair value, which results in a discount on debt, as of June 30, 2019, of $4.7 million. It is expected that other assets and other liabilities are short term in nature and therefore it can be assumed that fair value approximates carrying value. The excess fair value of the merger consideration paid by GBDC over the fair value of GCIC's net assets acquired (henceforth referred to as the “purchase premium”) is further allocated to the cost of the investments acquired from GCIC, resulting in unrealized depreciation as of the first day of operations after the Merger. As of June 30, 2019, GBDC had a cumulative capital gain incentive fee accrual that was accrued in accordance with U.S. generally accepted accounting principles (“GAAP”) of $4.4 million that would be reversed as of the first day of operations after the Merger as a result of the unrealized depreciation resulting from the purchase premium. The unrealized depreciation resulting from the purchase premium on the first day of operations after the Merger and the corresponding reversal of the capital gain incentive fee accrual under GAAP at GBDC under the New Investment Advisory Agreement following the Merger have not been included in the pro forma condensed statements of operations as they are non-recurring. The purchase premium allocated to investments in loan securities would amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities would not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC assets acquired and disposition of the assets at fair value, would be recognized as realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC equity securities acquired. The purchase premium allocated to investments in equity securities has not been included in the pro forma condensed statements of operations as the unrealized depreciation and subsequent realized loss is non-recurring.

The following table summarizes calculation of pro forma purchase price and adjustments to assets acquired and the liabilities assumed based on GBDC’s estimate of relative fair values:

	Golub Capital Investment Corporation June 30, 2019	Pro Forma Adjustments (1)	Pro Forma June 30, 2019
Common stock issued			$1,246,358
Transaction costs			2,750
Total purchase price			$1,249,108
Investments, at fair value	$2,139,295	$—	$2,139,295
Cash and cash equivalents	63,823	(8,636)	55,187
Other assets	7,318	—	7,318
Total assets acquired	2,210,436	(8,636)	2,201,800
Debt less unamortized debt issuance costs	991,413	1,678	993,091
Other liabilities assumed	48,213	(8,636)	39,577
Total liabilities	1,039,626	(6,958)	1,032,668
Net assets acquired	$1,170,810	$(1,678)	$1,169,132
Purchase premium (2)			$79,976

(1)	Pro forma adjustments are detailed in Note 3 - Preliminary Pro Forma Adjustments.
(2)	Purchase premium is allocated to cost of investments acquired after initial recognition of cost at fair value of assets acquired, illustrated in the table below.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except share and per share data)

		Pro Forma Adjustments
	Golub Capital Investment Corporation June 30, 2019	Recognition of Cost at Fair Value of Assets Acquired	Purchase Premium	Pro Forma June 30, 2019
Investments, at fair value:
Amortized cost	$2,134,595	$4,700	$79,976	$2,219,271
Unrealized appreciation (depreciation) on investments	4,700	(4,700)	(79,976)	(79,976)
	$2,139,295			$2,139,295

3. PRELIMINARY PRO FORMA ADJUSTMENTS

(A) The pro forma adjustment to Debt less unamortized debt issuance costs on the pro forma condensed consolidated statement of financial condition reflects a $6.4 million elimination of unamortized deferred debt issuance costs associated with GCIC’s debt facilities that will not be acquired as part of the Merger. This is partially offset by a $4.7 million discount recognized on GCIC’s existing debt facilities as a result of debt being assumed at fair value opposed to face value. Correspondingly, interest and other debt financing expenses on the pro forma condensed statements of operations for the nine months ended June 30, 2019 and for the year ended September 30, 2018 reflects a reduction of $3.0 million and $2.0 million, respectively, that represents the absence of deferred debt issuance costs to amortize if the Merger were to occur as of September 30, 2017. This is partially offset by the accretion of the recognized discount of debt reflected in interest and other debt financing expenses on the pro forma condensed statements of operations of $1.0 million and $1.3 million for the nine months ended June 30, 2019 and for the year ended September 30, 2018, respectively. The adjustment to investments, at fair value, is detailed in a table in Note 2, which demonstrates the initial recognition by GBDC of GCIC investments at fair value, an increase in cost of investments equal to the calculated pro forma purchase premium and a corresponding reduction to unrealized appreciation (depreciation) on investments and foreign currency translation, resulting in no change in fair value of investments.

(B) The pro forma adjustment to cash and cash equivalents, foreign currencies, restricted cash and cash equivalents, and restricted foreign currencies reflects the payment of the capital gain incentive fee (the "GCIC Capital Gain Incentive Fee") and the subordinated liquidation incentive fee (the "GCIC Subordinated Liquidation Fee"), which are detailed in the investment advisory agreement, dated as of December 31, 2014, by and between GCIC and GC Advisors (the "GCIC Investment Advisory Agreement"). To reflect the payment of the GCIC Capital Gain Incentive Fee, other liabilities has been reduced by the capital gains incentive fee payable as of June 30, 2019 of $1.1 million with a corresponding reduction to cash acquired. This item is included on GCIC's Consolidated Statement of Financial Condition as of June 30, 2019 in the line item "Management and incentive fees payable." The payable for the GCIC Subordinated Liquidation Fee was not included in GCIC's actual Consolidated Statement of Financial Condition as of June 30, 2019. Concurrently with the closing of the merger, it is expected the GCIC Subordinated Liquidation Fee will become payable, which is estimated to be $7.5 million. This estimate is preliminary and will vary based on the calculation of purchase price. The payment of the GCIC Subordinated Liquidation Fee will reduce distributions payable by a corresponding amount. As of June 30, 2019, GCIC has distributions payable of $24.2 million on its Consolidated Statement of Financial Condition. This pro forma adjustment reduces distributions payable to $16.7 million, which is assumed as a liability by GBDC and will be paid to GCIC former shareholders in the period following the Merger. The payment of the estimated GCIC Subordinated Liquidation Fee is reflected in cash and cash equivalents. This pro forma adjustment also reflects the elimination of GBDC's $4.4 million capital gain incentive fee accrual under GAAP from Other liabilities as described in Note 2.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except share and per share data)

(C) This pro forma adjustment reflects shares of GBDC common stock issued to GCIC stockholders based on an exchange ratio of 0.865 of a share of GBDC common stock for each share of GCIC common stock held as of June 30, 2019 resulting in a reduction in total combined shares outstanding of 10.5 million. As detailed in Note 2, total pro forma purchase price of the transaction is estimated to be $1.2 billion. Adjustments to net assets include the removal of historical GCIC net assets, the addition of new equity equal to estimated common stock issuance of $1.2 billion, and the addition of unrealized depreciation and corresponding reversal of GBDC's $4.4 million capital gain incentive fee accrual under GAAP as described in Note 2, to be included as a component of net assets as of the day of the closing of the Merger. Estimated transaction costs of $2.8 million have been capitalized as part of the purchase premium into cost of investments acquired. For the nine months ended June 30, 2019 and for the year ended September 30, 2018, GBDC paid $1.3 million and $0 in transaction expenses, respectively, which are included in other assets on GBDC's Consolidated Statement of Financial Condition as of June 30, 2019. An additional liability equal to the remaining estimated transaction costs of $1.5 million was added to the pro forma condensed statement of financial condition.

(D) Pro Forma adjustment reflects the amortization of the purchase premium resulting from the purchase premium paid in the Merger allocated to the investments in loan securities acquired from GCIC over the assumed life of the loans and the corresponding reversal of the unrealized depreciation, described above in Note A, on the GCIC loans acquired. The adjustment assumes the calculated estimated purchase premium as of June 30, 2019 of $80.0 million equates to the purchase premium if the Merger had occurred on September 30, 2017. Based on these assumptions, the pro forma condensed statements of operations reflect reductions to interest income and corresponding reversals of unrealized depreciation of $15.0 million and $20.0 million for the nine months ended June 30, 2019 and for the year ended September 30, 2018, respectively.

(E) After the merger, GCIC's assets will be subject to GBDC's New Investment Advisory Agreement. The adjustments included in the pro forma condensed statements of operations are to account for differences in calculation of management and incentive fees between the GCIC Investment Advisory Agreement, net of waivers, and the New Investment Advisory Agreement. Prior to the merger, GCIC is subject to a 1.375% management fee that is irrevocably waived by GC Advisors to 1.00%. As GBDC does not have a voluntary waiver for management fees, the waivers incurred for the nine months ended June 30, 2019 and for the year ended September 30, 2018 were eliminated as part of this pro forma adjustment. For incentive fees, prior to the Merger, GCIC incurred a 20% incentive fee on net investment income with a 5% waiver from GC Advisors. GBDC does not have a waiver agreement with GC Advisors, therefore the waivers for incentives fees were removed as pro forma adjustments for the nine months ended June 30, 2019 and for the year ended September 30, 2018. The calculation of incentive fees for purposes of the pro forma adjustment has been estimated by calculating net investment income after the pro forma adjustments for management fees, deferred debt issuance cost amortization and debt discount accretion (as included in A above) and estimated cost savings (as included in F below). Per the terms of GBDC's New Investment Advisory Agreement, the amortization related to the purchase premium is excluded from the calculation of income incentive fee, therefore no adjustment was made to the pro forma condensed financial statements to incentive fee. In total, including the elimination of voluntary waivers, it is estimated that there will be an increase of incentive fees of $0.4 million for the nine months ended June 30, 2019 and an increase of incentive fees incurred of $2.1 million for the year ended September 30, 2018.

(F) Pro forma adjustment reflects impact of the Merger on professional fees and general and administrative expenses representing cost savings and synergies attributable to the Merger. For the nine months ended June 30, 2019 and for the year ended September 30, 2018, $1.0 million and $0.1 million, respectively, represents transaction costs paid by GCIC that have been removed from the pro forma condensed statements of operations as these are non-recurring expenses.

Golub Capital BDC, Inc. and Subsidiaries

Pro Forma Condensed Schedule of Investments

Unaudited

As of June 30, 2019

(Dollar Amounts in Thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	L + 4.50%	6.83%	02/2022	845	846	545	546	1,390	1,392
3ES Innovation, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 5.75%	N/A	05/2025	(2)	(2)	(2)	(2)	(4)	(4)
3ES Innovation, Inc.	Diversified/Conglomerate Service	One stop	L + 5.75%	8.29%	05/2025	4,800	4,798	8,390	8,385	13,190	13,183
Abita Brewing Co., L.L.C.(1)	Beverage, Food and Tobacco	One stop	L + 5.75%	N/A	04/2021	-	(1)	-	(1)	-	(2)
Abita Brewing Co., L.L.C.	Beverage, Food and Tobacco	One stop	L + 5.75%	8.15%	04/2021	6,684	6,665	3,236	3,217	9,920	9,882
Accela, Inc.	Diversified/Conglomerate Service	One stop	L + 6.25%	8.58%	09/2023	5,202	4,682	6,592	5,932	11,794	10,614
Accela, Inc.	Diversified/Conglomerate Service	One stop	L + 6.25%	8.58%	09/2023	51	48	51	48	102	96
Accela, Inc.	Diversified/Conglomerate Service	LLC units	N/A	N/A	N/A	296	156	374	197	670	353
Accela, Inc.	Diversified/Conglomerate Service	One stop	L + 6.25%	8.65%	08/2019	439	440	555	556	994	996
Active Day, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	8.83%	12/2021	32	33	32	33	64	66
Active Day, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	8.83%	12/2021	12,984	13,163	11,214	11,320	24,198	24,483
Active Day, Inc.	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	614	336	529	289	1,143	625
Active Day, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	8.83%	12/2021	1,006	1,016	868	874	1,874	1,890
Active Day, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	8.83%	12/2021	649	655	560	563	1,209	1,218
Active Day, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	8.83%	12/2021	448	452	387	389	835	841
Active Day, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 6.50%	N/A	12/2021	(1)	-	(17)	-	(18)	-
Acuity Eyecare Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	N/A	03/2023	-	-	-	-	-	-
Acuity Eyecare Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.79%	03/2023	2,524	2,564	3,393	3,426	5,917	5,990
Acuity Eyecare Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.79%	03/2023	148	149	3,155	3,183	3,303	3,332
Acuity Eyecare Holdings, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	387	384	852	842	1,239	1,226
Acuity Eyecare Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.64%	03/2023	578	598	1,238	1,266	1,816	1,864
Acuity Eyecare Holdings, LLC(1)	Healthcare, Education and Childcare	One stop	L + 6.25%	N/A	03/2023	(4)	-	(65)	-	(69)	-
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.12%	05/2022	36	37	36	37	72	74
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.08%	05/2022	20,569	20,904	21,272	21,516	41,841	42,420
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	Preferred stock	N/A	N/A	N/A	579	480	596	494	1,175	974
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	6	-	6	-	12	-
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.08%	05/2022	105	106	106	106	211	212
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.08%	05/2022	31	31	31	31	62	62
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.08%	05/2022	82	82	82	82	164	164
Advanced Pain Management Holdings, Inc.(1)(2)	Healthcare, Education and Childcare	Senior loan	L + 5.00%	7.33%	12/2019	-	-	164	(181)	164	(181)
Advanced Pain Management Holdings, Inc.(2)	Healthcare, Education and Childcare	Senior loan	L + 5.00%	7.33%	12/2019	-	-	5,261	2,631	5,261	2,631
Advanced Pain Management Holdings, Inc.(2)	Healthcare, Education and Childcare	Senior loan	L + 5.00%	7.33%	12/2019	-	-	360	180	360	180
Advanced Pain Management Holdings, Inc.(2)	Healthcare, Education and Childcare	Senior loan	L + 8.50%	10.83%	12/2019	-	-	33	3	33	3
Agilitas USA, Inc.	Healthcare, Education and Childcare	One stop	L + 5.00%	7.59%	04/2022	10	10	10	10	20	20
Agilitas USA, Inc.	Healthcare, Education and Childcare	One stop	L + 5.00%	7.59%	04/2022	8,245	8,291	1,930	1,941	10,175	10,232
Agility Recovery Solutions Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.53%	03/2023	130	139	58	62	188	201
Agility Recovery Solutions Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.40%	03/2023	15,576	15,748	6,954	7,018	22,530	22,766
Agility Recovery Solutions Inc.	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	341	519	152	231	493	750
Apothecary Products, LLC(1)	Healthcare, Education and Childcare	Senior loan	L + 4.50%	N/A	07/2023	-	-	(6)	-	(6)	-
Apothecary Products, LLC	Healthcare, Education and Childcare	Senior loan	L + 4.50%	7.35%	07/2023	-	-	3,204	3,241	3,204	3,241
Appriss Holdings, Inc.(1)	Electronics	One stop	L + 5.50%	N/A	06/2025	(4)	(2)	(4)	(2)	(8)	(4)
Appriss Holdings, Inc.	Electronics	Preferred stock	N/A	N/A	N/A	25	25	98	98	123	123
Appriss Holdings, Inc.	Electronics	One stop	L + 5.50%	7.83%	06/2026	4,702	4,748	19,212	19,403	23,914	24,151
Apptio, Inc. (1)	Diversified/Conglomerate Service	One stop	L + 7.25%	N/A	01/2025	(2)	(2)	(2)	(2)	(4)	(4)
Apptio, Inc.	Diversified/Conglomerate Service	One stop	L + 7.25%	9.67%	01/2025	26,716	26,680	29,231	29,190	55,947	55,870
Arch Global CCT Holdings Corp.	Diversified/Conglomerate Service	Senior loan	L + 4.75%	7.15%	04/2026	1,549	1,548	1,341	1,338	2,890	2,886
Arch Global CCT Holdings Corp.	Diversified/Conglomerate Service	Senior loan	L + 4.75%	N/A	04/2025	-	-	-	-	-	-
Arch Global CCT Holdings Corp.	Diversified/Conglomerate Service	Senior loan	L + 4.75%	N/A	04/2026	-	-	-	-	-	-
Arcos, LLC	Utilities	One stop	L + 5.75%	N/A	02/2021	-	-	-	-	-	-
Arcos, LLC	Utilities	One stop	L + 5.75%	8.08%	02/2021	8,404	8,471	7,803	7,857	16,207	16,328
Aris Teleradiology Company, LLC(2)	Healthcare, Education and Childcare	Senior loan	L + 5.50%	8.22%	03/2021	477	64	445	60	922	124
Aris Teleradiology Company, LLC(2)	Healthcare, Education and Childcare	Senior loan	L + 5.50%	7.82%	03/2021	2,678	730	2,486	678	5,164	1,408
Aris Teleradiology Company, LLC	Healthcare, Education and Childcare	Preferred stock	N/A	N/A	N/A	-	-	-	-	-	-
Aris Teleradiology Company, LLC	Healthcare, Education and Childcare	Preferred stock	N/A	N/A	N/A	-	-	-	-	-	-
Aris Teleradiology Company, LLC	Healthcare, Education and Childcare	Equity	N/A	N/A	N/A	-	-	-	-	-	-
Aspen Medical Products, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	N/A	06/2025	-	-	-	-	-	-
Aspen Medical Products, LLC	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	35	35	40	40	75	75
Aspen Medical Products, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.70%	06/2025	1,992	1,992	2,279	2,279	4,271	4,271
Astute Holdings, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.40%	04/2025	9	9	9	9	18	18
Astute Holdings, Inc. (1)	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	04/2025	(2)	(2)	(25)	(26)	(27)	(28)
Astute Holdings, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.42%	04/2025	4,634	4,678	6,178	6,175	10,812	10,853
Astute Holdings, Inc.	Diversified/Conglomerate Service	LP interest	N/A	N/A	N/A	103	103	182	182	285	285
AutoQuotes, LLC	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	11/2024	-	-	-	-	-	-
AutoQuotes, LLC	Diversified/Conglomerate Service	One stop	L + 6.00%	8.53%	11/2024	4,562	4,636	5,204	5,252	9,766	9,888
Axiom Merger Sub Inc.	Diversified/Conglomerate Service	One stop	E + 5.75%	5.75%	04/2026	1,367	1,384	1,065	1,070	2,432	2,454
Axiom Merger Sub Inc.(1)	Diversified/Conglomerate Service	One stop	L + 5.50%	N/A	04/2026	(1)	-	-	-	(1)	-
Axiom Merger Sub Inc.	Diversified/Conglomerate Service	One stop	L + 5.50%	7.99%	04/2026	3,282	3,305	2,557	2,556	5,839	5,861
Axiom Merger Sub Inc.(1)	Diversified/Conglomerate Service	One stop	L + 5.50%	N/A	04/2026	(3)	(2)	(39)	(29)	(42)	(31)
Batteries Plus Holding Corporation(1)	Retail Stores	One stop	L + 6.75%	N/A	07/2022	(1)	-	(1)	-	(2)	-
Batteries Plus Holding Corporation	Retail Stores	One stop	L + 6.75%	9.15%	07/2022	11,687	11,841	11,190	11,292	22,877	23,133
Batteries Plus Holding Corporation	Retail Stores	LP interest	N/A	N/A	N/A	529	783	505	747	1,034	1,530
Bazaarvoice, Inc.	Diversified/Conglomerate Service	One stop	L + 5.75%	8.12%	02/2024	127	130	127	130	254	260
Bazaarvoice, Inc.	Diversified/Conglomerate Service	One stop	L + 5.75%	8.15%	02/2024	19,049	19,270	23,137	23,406	42,186	42,676
Benetech, Inc.(3)	Mining, Steel, Iron and Non-Precious Metals	LLC interest	N/A	N/A	N/A	-	8	-	-	-	8
Benetech, Inc.(3)	Mining, Steel, Iron and Non-Precious Metals	One stop	P + 9.75%	13.07% cash/2.00% PIK	05/2020	452	395	20	17	472	412
Benetech, Inc.(3)	Mining, Steel, Iron and Non-Precious Metals	One stop	L + 11.00%	11.40% cash/2.00% PIK	05/2020	4,118	3,912	178	170	4,296	4,082
Benetech, Inc.(3)	Mining, Steel, Iron and Non-Precious Metals	LLC interest	N/A	N/A	N/A	-	-	-	-	-	-
Benihana, Inc.	Beverage, Food and Tobacco	LLC units	N/A	N/A	N/A	699	1,013	-	-	699	1,013
BIO18 Borrower, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.74%	11/2024	32	33	32	33	64	66
BIO18 Borrower, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.74%	11/2024	7,060	7,206	3,965	4,010	11,025	11,216
BIO18 Borrower, LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.25%	N/A	11/2024	(4)	-	(51)	-	(55)	-
BIO18 Borrower, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	484	520	548	589	1,032	1,109
BIOVT, LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.75%	N/A	01/2021	(1)	-	(1)	-	(2)	-
BIOVT, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.15%	01/2021	18,246	18,347	16,140	16,230	34,386	34,577
BIOVT, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	407	805	360	712	767	1,517
BIOVT, LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.75%	N/A	01/2021	(2)	-	(19)	-	(21)	-
BIOVT, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.15%	01/2021	159	160	1,926	1,939	2,085	2,099
Blackbird Purchaser, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	P + 3.50%	9.00%	04/2024	12	13	13	13	25	26
Blackbird Purchaser, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 4.50%	6.83%	04/2026	39	40	530	515	569	555
Blackbird Purchaser, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 4.50%	6.83%	04/2026	4,611	4,586	8,444	8,399	13,055	12,985
Boot Barn, Inc.	Retail Stores	Senior loan	L + 4.50%	6.83%	06/2023	3,391	3,408	4,172	4,188	7,563	7,596
Brandmuscle, Inc.	Printing and Publishing	LLC interest	N/A	N/A	N/A	240	93	207	80	447	173
Brandmuscle, Inc.	Printing and Publishing	Senior loan	L + 5.00%	7.33%	12/2021	610	616	525	531	1,135	1,147
Brooks Equipment Company, LLC(1)	Buildings and Real Estate	One stop	L + 5.00%	N/A	08/2020	(4)	-	-	-	(4)	-
Brooks Equipment Company, LLC	Buildings and Real Estate	One stop	L + 5.00%	7.52%	08/2020	21,036	21,096	5,634	5,634	26,670	26,730
Brooks Equipment Company, LLC	Buildings and Real Estate	One stop	L + 5.00%	7.49%	08/2020	1,575	1,580	421	422	1,996	2,002
Brooks Equipment Company, LLC	Buildings and Real Estate	Common stock	N/A	N/A	N/A	1,021	2,345	-	-	1,021	2,345
C. J. Foods, Inc.	Beverage, Food and Tobacco	One stop	L + 6.25%	8.65%	05/2020	559	560	1,364	1,364	1,923	1,924
C. J. Foods, Inc.	Beverage, Food and Tobacco	One stop	L + 6.25%	8.58%	05/2020	644	644	1,568	1,568	2,212	2,212
C. J. Foods, Inc.	Beverage, Food and Tobacco	One stop	L + 6.25%	8.58%	05/2020	8,489	8,518	20,673	20,735	29,162	29,253
C. J. Foods, Inc.	Beverage, Food and Tobacco	Preferred stock	N/A	N/A	N/A	75	591	-	-	75	591
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	One stop	P + 4.50%	10.00%	09/2023	8	10	8	10	16	20
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	One stop	L + 5.50%	7.70%	09/2023	10,159	10,292	8,448	8,558	18,607	18,850
Cafe Rio Holding, Inc.(1)	Beverage, Food and Tobacco	One stop	L + 5.50%	N/A	09/2023	-	-	(28)	-	(28)	-
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	Common stock	N/A	N/A	N/A	224	285	283	360	507	645
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	One stop	L + 5.50%	7.70%	09/2023	78	79	1,356	1,366	1,434	1,445
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	One stop	L + 5.50%	7.70%	09/2023	123	125	2,136	2,152	2,259	2,277
Cafe Rio Holding, Inc.(1)	Beverage, Food and Tobacco	One stop	L + 5.50%	N/A	09/2023	(3)	-	(29)	-	(32)	-
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	One stop	L + 5.50%	7.70%	09/2023	69	70	1,198	1,206	1,267	1,276
Calabrio, Inc. (1)	Diversified/Conglomerate Service	One stop	L + 6.50%	N/A	06/2025	(1)	(1)	(1)	(1)	(2)	(2)
Calabrio, Inc.	Diversified/Conglomerate Service	Common stock	N/A	N/A	N/A	100	100	100	100	200	200
Calabrio, Inc.	Diversified/Conglomerate Service	One stop	L + 6.50%	8.83%	06/2025	4,891	4,891	4,891	4,891	9,782	9,782
Caliper Software, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.33%	11/2023	98	100	98	100	196	200
Caliper Software, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.33%	11/2025	10,937	11,069	14,945	15,133	25,882	26,202
Caliper Software, Inc.	Diversified/Conglomerate Service	Common stock	N/A	N/A	N/A	104	162	117	183	221	345
Caliper Software, Inc.	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	1,172	1,310	1,326	1,482	2,498	2,792
Caliper Software, Inc.	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	16	17	18	19	34	36
Captain D’s, LLC	Personal, Food and Miscellaneous Services	Senior loan	L + 4.50%	7.36%	12/2023	18	17	8	8	26	25
Captain D’s, LLC	Personal, Food and Miscellaneous Services	Senior loan	L + 4.50%	6.89%	12/2023	3,828	3,794	2,149	2,122	5,977	5,916
Captain D’s, LLC	Personal, Food and Miscellaneous Services	LLC interest	N/A	N/A	N/A	70	48	88	60	158	108
Captive Resources Midco, LLC(1)	Insurance	One stop	L + 6.00%	N/A	05/2025	(30)	(18)	(6)	(4)	(36)	(22)
Captive Resources Midco, LLC	Insurance	One stop	L + 6.00%	8.20%	05/2025	35,212	35,515	18,732	18,842	53,944	54,357
Captive Resources Midco, LLC(1)	Insurance	One stop	L + 6.00%	N/A	05/2025	(32)	(24)	(20)	(16)	(52)	(40)
Captive Resources Midco, LLC	Insurance	LLC units	N/A	N/A	N/A	-	388	-	-	-	388
Centrify Corporation	Diversified/Conglomerate Service	LP interest	N/A	N/A	N/A	348	316	400	363	748	679
Centrify Corporation	Diversified/Conglomerate Service	LP interest	N/A	N/A	N/A	-	-	-	-	-	-
Centrify Corporation	Diversified/Conglomerate Service	One stop	P + 5.25%	10.75%	08/2024	148	147	148	147	296	294
Centrify Corporation	Diversified/Conglomerate Service	One stop	L + 6.25%	8.58%	08/2024	10,751	10,674	12,382	12,292	23,133	22,966
Chase Industries, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 4.00%	6.38%	05/2023	97	99	97	99	194	198
Chase Industries, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 4.00%	6.34%	05/2025	6,718	6,819	5,284	5,363	12,002	12,182
Chase Industries, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 4.00%	6.33%	05/2025	64	67	883	929	947	996
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.25%	8.58%	04/2021	-	-	394	391	394	391
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.25%	8.58%	04/2021	4,865	4,860	47,861	47,675	52,726	52,535
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	LLC units	N/A	N/A	N/A	-	-	86	213	86	213
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.25%	8.83%	04/2021	-	-	1,232	1,227	1,232	1,227
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.25%	8.62%	04/2021	36	36	-	-	36	36
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.25%	8.65%	04/2021	31	31	-	-	31	31
Clarkson Eyecare LLC(1)	Personal, Food and Miscellaneous Services	One stop	L + 6.25%	N/A	04/2021	(1)	(1)	(36)	(40)	(37)	(41)
Clearwater Analytics, LLC(1)	Diversified/Conglomerate Service	One stop	L + 5.00%	N/A	09/2022	(2)	(3)	(2)	(2)	(4)	(5)
Clearwater Analytics, LLC	Diversified/Conglomerate Service	One stop	L + 5.00%	7.40%	09/2022	8,358	8,319	7,774	7,728	16,132	16,047
Cloudbees, Inc.	Diversified/Conglomerate Service	One stop	L + 8.50%	N/A	05/2023	-	-	-	-	-	-
Cloudbees, Inc.	Diversified/Conglomerate Service	One stop	L + 9.00%	10.94% cash/0.50% PIK	05/2023	1,857	1,905	2,236	2,282	4,093	4,187
Cloudbees, Inc.	Diversified/Conglomerate Service	Warrant	N/A	N/A	N/A	39	91	46	109	85	200
Cloudbees, Inc.	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	207	223	247	267	454	490
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	L + 5.25%	7.65%	12/2020	3,837	3,855	915	920	4,752	4,775
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Common stock	N/A	N/A	N/A	244	344	210	295	454	639
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.83%	10/2021	97	98	97	98	194	196
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.83%	10/2021	3	6	13	45	16	51
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.83%	10/2021	279	280	1,927	1,930	2,206	2,210
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.83%	10/2021	74	74	513	513	587	587
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.83%	10/2021	83	84	575	575	658	659
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.83%	10/2021	37	40	249	275	286	315
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.83%	10/2021	111	111	764	764	875	875
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.83%	10/2021	94	94	649	649	743	743
Compusearch Software Holdings, Inc.	Electronics	Senior loan	L + 4.25%	6.58%	05/2021	2,012	2,015	971	972	2,983	2,987
Confluence Technologies, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 5.50%	N/A	03/2024	(1)	-	(1)	-	(2)	-
Confluence Technologies, Inc.	Diversified/Conglomerate Service	One stop	L + 5.50%	7.91%	03/2024	6,857	6,980	8,446	8,529	15,303	15,509
Confluence Technologies, Inc.	Diversified/Conglomerate Service	LLC interest	N/A	N/A	N/A	87	143	106	174	193	317
Connexin Software, Inc.	Diversified/Conglomerate Service	One stop	L + 8.50%	N/A	02/2024	-	-	-	-	-	-
Connexin Software, Inc.	Diversified/Conglomerate Service	One stop	L + 8.50%	10.83%	02/2024	2,441	2,488	2,990	3,025	5,431	5,513
Connexin Software, Inc.	Diversified/Conglomerate Service	LLC interest	N/A	N/A	N/A	69	103	84	125	153	228
Conservice, LLC	Diversified/Conglomerate Service	One stop	L + 5.25%	N/A	12/2024	-	-	-	-	-	-
Conservice, LLC	Diversified/Conglomerate Service	One stop	L + 5.25%	7.58%	12/2024	1,767	1,783	2,002	2,020	3,769	3,803
CRH Healthcare Purchaser, Inc.(1)	Healthcare, Education and Childcare	Senior loan	L + 4.50%	N/A	12/2024	(1)	-	(1)	-	(2)	-
CRH Healthcare Purchaser, Inc.	Healthcare, Education and Childcare	Senior loan	L + 4.50%	6.83%	12/2024	8,149	8,224	5,769	5,822	13,918	14,046
CRH Healthcare Purchaser, Inc.(1)	Healthcare, Education and Childcare	Senior loan	L + 4.50%	N/A	12/2024	(3)	-	(35)	-	(38)	-
CRH Healthcare Purchaser, Inc.	Healthcare, Education and Childcare	LP interest	N/A	N/A	N/A	201	213	228	241	429	454
CST Buyer Company	Home and Office Furnishings, Housewares, and Durable Consumer	One stop	L + 5.00%	N/A	03/2023	-	-	-	-	-	-
CST Buyer Company	Home and Office Furnishings, Housewares, and Durable Consumer	One stop	L + 5.00%	7.40%	03/2023	2,313	2,357	2,932	2,990	5,245	5,347
Cycle Gear, Inc.	Retail Stores	One stop	L + 5.00%	7.59%	01/2021	10,217	10,330	7,441	7,501	17,658	17,831
Cycle Gear, Inc.	Retail Stores	One stop	L + 5.00%	7.59%	01/2021	597	598	698	699	1,295	1,297
Cycle Gear, Inc.	Retail Stores	LLC units	N/A	N/A	N/A	248	405	111	181	359	586
Daxko Acquisition Corporation(1)	Diversified/Conglomerate Service	One stop	L + 4.75%	N/A	09/2023	(1)	-	(1)	-	(2)	-
Daxko Acquisition Corporation	Diversified/Conglomerate Service	One stop	L + 4.75%	7.10%	09/2023	10,963	11,160	10,870	11,070	21,833	22,230
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	P + 4.25%	9.75%	07/2021	213	219	229	236	442	455
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.58%	07/2021	18,302	18,440	13,301	13,381	31,603	31,821
DCA Investment Holding, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	864	1,164	525	708	1,389	1,872
DCA Investment Holding, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	9	305	5	186	14	491
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.58%	07/2021	13,168	13,227	14,277	14,341	27,445	27,568
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.58%	07/2021	46	47	46	47	92	94
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.58%	07/2021	2,410	2,431	5,944	5,995	8,354	8,426
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.58%	07/2021	135	138	2,189	2,241	2,324	2,379
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.58%	07/2021	149	150	149	150	298	300
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.58%	07/2021	146	148	2,372	2,396	2,518	2,544
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.58%	07/2021	213	215	3,465	3,500	3,678	3,715
Deca Dental Management LLC	Healthcare, Education and Childcare	One stop	L + 5.50%	7.90%	12/2021	7	8	7	8	14	16
Deca Dental Management LLC	Healthcare, Education and Childcare	One stop	L + 5.50%	7.83%	12/2021	3,995	4,032	7,315	7,385	11,310	11,417
Deca Dental Management LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	357	507	651	925	1,008	1,432
Deca Dental Management LLC	Healthcare, Education and Childcare	One stop	L + 5.50%	7.86%	12/2021	486	491	892	899	1,378	1,390
Deca Dental Management LLC	Healthcare, Education and Childcare	One stop	L + 5.50%	7.83%	12/2021	352	355	642	647	994	1,002
Deca Dental Management LLC	Healthcare, Education and Childcare	One stop	L + 5.50%	8.00%	12/2021	34	35	473	484	507	519
Dent Wizard International Corporation	Automobile	Senior loan	L + 4.00%	6.40%	04/2022	8,328	8,312	4,019	4,012	12,347	12,324
Dental Holdings Corporation	Healthcare, Education and Childcare	One stop	L + 6.00%	8.35%	02/2020	570	573	254	255	824	828
Dental Holdings Corporation	Healthcare, Education and Childcare	One stop	L + 6.00%	8.35%	02/2020	7,065	7,093	3,152	3,161	10,217	10,254
Dental Holdings Corporation	Healthcare, Education and Childcare	One stop	L + 6.00%	8.35%	02/2020	1,128	1,131	502	504	1,630	1,635
Dental Holdings Corporation	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	831	354	370	158	1,201	512
Digital Guardian, Inc.	Diversified/Conglomerate Service	One stop	L + 5.00%	N/A	06/2023	-	-	-	-	-	-
Digital Guardian, Inc.	Diversified/Conglomerate Service	One stop	L + 9.50%	9.09% cash/3.00% PIK	06/2023	3,991	4,198	4,359	4,568	8,350	8,766
Digital Guardian, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 6.50%	N/A	06/2023	-	1	(2)	17	(2)	18
Digital Guardian, Inc.	Diversified/Conglomerate Service	Warrant	N/A	N/A	N/A	10	13	11	16	21	29
Digital Guardian, Inc.	Diversified/Conglomerate Service	Subordinated debt	N/A	8.00% PIK	06/2023	-	4	-	4	-	8
Digital Guardian, Inc.	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	61	69	73	82	134	151
Digital Guardian, Inc.	Diversified/Conglomerate Service	Warrant	N/A	N/A	N/A	96	112	114	132	210	244
Digital Guardian, Inc.	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	196	184	232	218	428	402
Diligent Corporation	Electronics	One stop	L + 5.50%	8.14%	04/2022	169	172	111	113	280	285
Diligent Corporation	Electronics	One stop	L + 5.50%	7.83%	04/2022	4,682	4,754	30,676	31,143	35,358	35,897
Diligent Corporation	Electronics	Preferred stock	N/A	N/A	N/A	1	245	4	1,580	5	1,825
Diligent Corporation	Electronics	One stop	L + 5.50%	7.83%	04/2022	2,573	2,603	8,639	8,735	11,212	11,338
Diligent Corporation	Electronics	One stop	L + 5.50%	7.83%	04/2022	4,793	4,842	7,649	7,728	12,442	12,570
Diligent Corporation	Electronics	One stop	L + 5.50%	7.83%	04/2022	25,717	25,935	-	-	25,717	25,935
Diligent Corporation	Electronics	One stop	L + 5.50%	8.19%	04/2022	35	36	-	-	35	36
Diligent Corporation	Electronics	One stop	L + 5.50%	8.02%	04/2022	101	101	-	-	101	101
Diligent Corporation	Electronics	One stop	L + 5.50%	8.35%	04/2022	38	39	-	-	38	39
Diligent Corporation	Electronics	One stop	L + 5.50%	8.19%	04/2022	79	80	-	-	79	80
Diligent Corporation(1)	Electronics	One stop	L + 5.50%	N/A	04/2022	(3)	-	(25)	-	(28)	-
Diligent Corporation	Electronics	One stop	L + 5.50%	8.35%	04/2022	54	54	431	436	485	490
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Senior loan	L + 4.00%	6.85%	06/2022	7	7	80	82	87	89
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Senior loan	L + 4.00%	6.68%	06/2022	2,095	2,104	2,636	2,651	4,731	4,755
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Senior loan	L + 4.00%	N/A	06/2022	-	-	-	-	-	-
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Common stock	N/A	N/A	N/A	154	314	-	-	154	314
DISA Holdings Acquisition Subsidiary Corp.(1)	Diversified/Conglomerate Service	Senior loan	L + 4.00%	N/A	06/2022	-	-	(3)	-	(3)	-
Drilling Info Holdings, Inc.(1)	Oil and Gas	Senior loan	L + 4.25%	N/A	07/2023	(2)	(1)	(2)	(1)	(4)	(2)
Drilling Info Holdings, Inc.	Oil and Gas	Senior loan	L + 4.25%	6.65%	07/2025	14,329	14,434	16,408	16,499	30,737	30,933
Drilling Info Holdings, Inc.(1)	Oil and Gas	Senior loan	L + 4.25%	N/A	07/2025	-	-	(31)	-	(31)	-
DTLR, Inc.	Retail Stores	One stop	L + 6.50%	9.08%	08/2022	22,344	22,559	19,176	19,359	41,520	41,918
DTLR, Inc.	Retail Stores	LLC interest	N/A	N/A	N/A	411	821	-	-	411	821
E2open, LLC(1)	Diversified/Conglomerate Service	One stop	L + 5.00%	N/A	11/2024	(3)	(2)	(3)	(2)	(6)	(4)
E2open, LLC	Diversified/Conglomerate Service	One stop	L + 5.00%	7.52%	11/2024	36,268	36,398	30,745	30,856	67,013	67,254
E2open, LLC	Diversified/Conglomerate Service	One stop	L + 5.00%	7.52%	11/2024	615	617	11,061	11,102	11,676	11,719
EGD Security Systems, LLC	Diversified/Conglomerate Service	One stop	L + 5.75%	8.34%	06/2023	23	23	23	23	46	46
EGD Security Systems, LLC	Diversified/Conglomerate Service	One stop	L + 5.75%	8.34%	06/2023	14,750	14,802	15,007	14,987	29,757	29,789
EGD Security Systems, LLC(1)	Diversified/Conglomerate Service	One stop	L + 5.75%	N/A	06/2023	(2)	(3)	(22)	(22)	(24)	(25)
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.65%	06/2023	99	100	99	100	198	200
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.65%	06/2023	12,034	12,182	1,975	1,999	14,009	14,181
Elite Dental Partners LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.25%	N/A	06/2023	(6)	-	(111)	-	(117)	-
Elite Dental Partners LLC	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	360	453	426	536	786	989
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.65%	06/2023	113	114	1,553	1,566	1,666	1,680
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.65%	06/2023	108	109	1,490	1,502	1,598	1,611
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.65%	06/2023	118	120	1,629	1,642	1,747	1,762
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.65%	06/2023	126	128	1,738	1,752	1,864	1,880
Elite Sportswear, L.P.	Retail Stores	LLC interest	N/A	N/A	N/A	165	-	73	-	238	-
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 6.25%	8.89%	12/2021	764	753	-	-	764	753
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 6.25%	8.58%	12/2021	2,514	2,488	-	-	2,514	2,488
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 6.25%	8.58%	12/2021	1,296	1,280	-	-	1,296	1,280
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 6.25%	8.58%	12/2021	196	194	-	-	196	194
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 6.25%	8.58%	12/2021	6,252	6,188	-	-	6,252	6,188
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 6.25%	8.89%	12/2021	20	20	-	-	20	20
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 6.25%	8.58%	12/2021	188	185	-	-	188	185
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 6.25%	8.58%	12/2021	426	420	-	-	426	420
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	182	188	81	84	263	272
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	-	87	-	39	-	126
EOS Fitness Opco Holdings, LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	P + 3.75%	9.25%	01/2025	5	6	5	6	10	12
EOS Fitness Opco Holdings, LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	7.08%	01/2025	4,728	4,772	3,977	4,013	8,705	8,785
EOS Fitness Opco Holdings, LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	7.06%	01/2025	11	12	141	155	152	167
Episerver, Inc.(1)	Electronics	One stop	L + 5.75%	N/A	10/2024	(2)	-	(2)	-	(4)	-
Episerver, Inc.	Electronics	One stop	L + 5.75%	8.15%	10/2024	5,693	5,760	6,504	6,580	12,197	12,340
Episerver, Inc.	Electronics	One stop	L + 6.00%	6.00%	10/2024	9,820	9,834	11,203	11,234	21,023	21,068
Episerver, Inc.	Electronics	Common stock	N/A	N/A	N/A	354	390	404	445	758	835
ERG Buyer, LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.50%	N/A	05/2024	(2)	(5)	(2)	(4)	(4)	(9)
ERG Buyer, LLC	Healthcare, Education and Childcare	One stop	L + 5.50%	7.83%	05/2024	12,920	12,691	6,218	6,106	19,138	18,797
ERG Buyer, LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.50%	N/A	05/2024	(9)	(23)	(127)	(311)	(136)	(334)
ERG Buyer, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	370	195	442	234	812	429
ERG Buyer, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	4	-	4	-	8	-
eSolutions, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 6.50%	N/A	03/2022	(1)	(1)	(1)	(1)	(2)	(2)
eSolutions, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	8.90%	03/2022	36,092	36,097	33,942	33,836	70,034	69,933
Excelligence Learning Corporation	Healthcare, Education and Childcare	One stop	L + 6.00%	8.40%	04/2023	4,448	3,941	5,795	5,115	10,243	9,056
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.83%	05/2023	158	156	158	156	316	312
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.58%	05/2023	7,726	7,708	10,191	10,103	17,917	17,811
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.58%	05/2023	29	32	490	599	519	631
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	133	70	304	161	437	231
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	1	-	3	-	4	-
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.58%	05/2023	563	560	7,284	7,252	7,847	7,812
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.58%	05/2023	50	49	946	927	996	976
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.58%	05/2023	351	346	6,630	6,496	6,981	6,842
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.58%	05/2023	57	56	1,074	1,053	1,131	1,109
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.58%	05/2023	170	167	2,213	2,169	2,383	2,336
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.69%	05/2023	62	71	885	1,023	947	1,094
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.58%	05/2023	99	97	1,431	1,402	1,530	1,499
Feeders Supply Company, LLC	Retail Stores	One stop	L + 5.75%	N/A	04/2021	-	-	-	-	-	-
Feeders Supply Company, LLC	Retail Stores	One stop	L + 5.75%	8.15%	04/2021	4,631	4,669	4,324	4,346	8,955	9,015
Feeders Supply Company, LLC	Retail Stores	Preferred stock	N/A	N/A	N/A	192	199	179	186	371	385
Feeders Supply Company, LLC	Retail Stores	Subordinated debt	N/A	12.50% cash/7.00% PIK	04/2021	70	70	65	65	135	135
Feeders Supply Company, LLC	Retail Stores	Common stock	N/A	N/A	N/A	-	-	-	-	-	-
Fintech Midco, LLC(1)	Beverage, Food and Tobacco	One stop	L + 5.25%	N/A	08/2024	(1)	-	(1)	-	(2)	-
Fintech Midco, LLC	Beverage, Food and Tobacco	One stop	L + 5.25%	7.66%	08/2024	12,787	12,897	11,724	11,826	24,511	24,723
Fintech Midco, LLC(1)	Beverage, Food and Tobacco	One stop	L + 5.25%	N/A	08/2024	(1)	-	(19)	-	(20)	-
Fintech Midco, LLC	Beverage, Food and Tobacco	One stop	L + 5.25%	7.66%	08/2024	79	80	1,056	1,065	1,135	1,145
Flavor Producers, LLC	Beverage, Food and Tobacco	Senior loan	L + 4.75%	7.24%	12/2022	5	4	5	4	10	8
Flavor Producers, LLC	Beverage, Food and Tobacco	Senior loan	L + 4.75%	7.06%	12/2023	2,204	2,162	2,784	2,731	4,988	4,893
Flexan, LLC	Chemicals, Plastics and Rubber	One stop	P + 4.50%	10.00%	02/2020	18	18	18	18	36	36
Flexan, LLC	Chemicals, Plastics and Rubber	Preferred stock	N/A	N/A	N/A	90	90	40	40	130	130
Flexan, LLC	Chemicals, Plastics and Rubber	Common stock	N/A	N/A	N/A	-	-	-	-	-	-
Flexan, LLC	Chemicals, Plastics and Rubber	One stop	L + 5.75%	8.08%	02/2020	2,286	2,292	1,020	1,023	3,306	3,315
Flexan, LLC	Chemicals, Plastics and Rubber	One stop	L + 5.75%	8.08%	02/2020	1,076	1,077	481	482	1,557	1,559
FWR Holding Corporation	Beverage, Food and Tobacco	One stop	L + 5.50%	7.90%	08/2023	34	35	34	35	68	70
FWR Holding Corporation	Beverage, Food and Tobacco	One stop	L + 5.50%	7.90%	08/2023	5,165	5,219	3,966	4,008	9,131	9,227
FWR Holding Corporation(1)	Beverage, Food and Tobacco	One stop	L + 5.50%	N/A	08/2023	(1)	-	(5)	-	(6)	-
FWR Holding Corporation	Beverage, Food and Tobacco	One stop	L + 5.50%	7.90%	08/2023	63	64	1,094	1,101	1,157	1,165
FWR Holding Corporation	Beverage, Food and Tobacco	One stop	L + 5.50%	7.90%	08/2023	100	101	1,720	1,742	1,820	1,843
FWR Holding Corporation	Beverage, Food and Tobacco	One stop	L + 5.50%	7.90%	08/2023	50	50	224	226	274	276
G & H Wire Company, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 5.75%	N/A	09/2022	(1)	-	(1)	-	(2)	-
G & H Wire Company, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.15%	09/2023	4,932	4,982	1,006	1,014	5,938	5,996
G & H Wire Company, Inc.	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	148	91	188	115	336	206
Gamma Technologies, LLC(1)	Electronics	One stop	L + 5.25%	N/A	06/2024	(1)	-	(1)	-	(2)	-
Gamma Technologies, LLC	Electronics	One stop	L + 5.25%	7.65%	06/2024	21,158	21,317	12,096	12,180	33,254	33,497
GCIC Senior Loan Fund LLC(4)	Investment Funds and Vehicles	LLC interest	N/A	N/A	N/A	-	-	48,356	49,808	48,356	49,808
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	7.83%	11/2022	4	5	4	5	8	10
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	7.83%	11/2022	5,524	5,577	4,766	4,786	10,290	10,363
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	LLC units	N/A	N/A	N/A	106	183	91	157	197	340
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	7.83%	11/2022	483	486	416	418	899	904
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	7.83%	11/2022	339	341	292	293	631	634
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	7.83%	11/2022	3,462	3,492	2,978	3,004	6,440	6,496
Global ID Corporation	Beverage, Food and Tobacco	One stop	L + 6.50%	N/A	11/2021	-	-	-	-	-	-
Global ID Corporation	Beverage, Food and Tobacco	One stop	L + 6.50%	8.89%	11/2021	5,771	5,816	5,962	6,011	11,733	11,827
Global ID Corporation	Beverage, Food and Tobacco	LLC interest	N/A	N/A	N/A	242	349	240	347	482	696
Global ID Corporation	Beverage, Food and Tobacco	One stop	L + 6.50%	8.89%	11/2021	104	105	1,102	1,109	1,206	1,214
Global ID Corporation	Beverage, Food and Tobacco	One stop	L + 6.50%	8.89%	11/2021	71	71	747	752	818	823
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.40%	11/2022	54	55	54	55	108	110
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.40%	11/2022	4,786	4,826	3,002	3,028	7,788	7,854
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.40%	11/2022	146	148	2,221	2,252	2,367	2,400
Grease Monkey International, LLC	Automobile	LLC units	N/A	N/A	N/A	354	694	448	877	802	1,571
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.40%	11/2022	75	75	1,140	1,143	1,215	1,218
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.40%	11/2022	11	12	105	114	116	126
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.40%	11/2022	104	104	989	998	1,093	1,102
GS Acquisitionco, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 5.00%	N/A	05/2024	(1)	-	(1)	-	(2)	-
GS Acquisitionco, Inc.	Diversified/Conglomerate Service	One stop	L + 5.25%	7.66%	05/2024	27,431	27,670	24,762	24,990	52,193	52,660
GS Acquisitionco, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 5.25%	N/A	05/2024	(1)	-	(15)	-	(16)	-
GS Acquisitionco, Inc.	Diversified/Conglomerate Service	LP interest	N/A	N/A	N/A	98	386	117	461	215	847
GS Acquisitionco, Inc.	Diversified/Conglomerate Service	One stop	L + 5.25%	7.66%	05/2024	864	871	11,950	12,048	12,814	12,919
GS Acquisitionco, Inc.	Diversified/Conglomerate Service	One stop	L + 5.25%	7.66%	05/2024	183	184	2,862	2,887	3,045	3,071
GS Acquisitionco, Inc.	Diversified/Conglomerate Service	One stop	L + 5.25%	7.66%	05/2024	198	200	3,102	3,129	3,300	3,329
HealthcareSource HR, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 5.25%	N/A	05/2023	(2)	-	(2)	-	(4)	-
HealthcareSource HR, Inc.	Diversified/Conglomerate Service	One stop	L + 5.25%	7.58%	05/2023	22,786	23,209	10,825	10,974	33,611	34,183
HealthcareSource HR, Inc.	Diversified/Conglomerate Service	LLC interest	N/A	N/A	N/A	348	531	165	252	513	783
Hopdoddy Holdings, LLC	Beverage, Food and Tobacco	LLC units	N/A	N/A	N/A	130	128	84	83	214	211
Hopdoddy Holdings, LLC	Beverage, Food and Tobacco	LLC units	N/A	N/A	N/A	36	36	24	24	60	60
Hydraulic Authority III Limited	Diversified/Conglomerate Service	One stop	L + 6.00%	7.00%	11/2025	8	8	8	8	16	16
Hydraulic Authority III Limited	Diversified/Conglomerate Service	One stop	L + 6.00%	7.00%	11/2025	5,860	5,876	6,639	6,658	12,499	12,534
Hydraulic Authority III Limited	Diversified/Conglomerate Service	One stop	N/A	11.00% PIK	11/2028	85	85	96	96	181	181
Hydraulic Authority III Limited	Diversified/Conglomerate Service	Common stock	N/A	N/A	N/A	-	56	-	63	-	119
Hydraulic Authority III Limited	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	170	180	192	204	362	384
ICIMS, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 6.50%	N/A	09/2024	(1)	-	(1)	-	(2)	-
ICIMS, Inc.	Diversified/Conglomerate Service	One stop	L + 6.50%	8.90%	09/2024	5,319	5,413	6,076	6,183	11,395	11,596
ICIMS, Inc.	Diversified/Conglomerate Service	One stop	L + 6.50%	8.91%	06/2025	1,980	2,000	2,476	2,501	4,456	4,501
III US Holdings, LLC	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	09/2022	-	-	-	-	-	-
ILC Dover, LP	Aerospace and Defense	Senior loan	L + 4.75%	6.96%	12/2023	9,778	9,853	1,307	1,317	11,085	11,170
Immucor, Inc.	Healthcare, Education and Childcare	Senior loan	L + 5.00%	7.33%	06/2021	1,573	1,583	2,003	2,016	3,576	3,599
Imperial Optical Midco Inc.	Personal, Food and Miscellaneous Services	One stop	L + 4.75%	N/A	08/2023	-	-	-	-	-	-
Imperial Optical Midco Inc.	Personal, Food and Miscellaneous Services	One stop	L + 4.75%	7.23%	08/2023	2,671	2,670	147	147	2,818	2,817
Imperial Optical Midco Inc.	Personal, Food and Miscellaneous Services	One stop	L + 4.75%	7.10%	08/2023	49	49	662	662	711	711
Imperial Optical Midco Inc.	Personal, Food and Miscellaneous Services	One stop	L + 4.75%	7.15%	08/2023	132	132	1,783	1,783	1,915	1,915
Imperial Optical Midco Inc.(1)	Personal, Food and Miscellaneous Services	One stop	L + 4.75%	N/A	08/2023	(5)	(4)	(41)	(41)	(46)	(45)
Imperial Optical Midco Inc.	Personal, Food and Miscellaneous Services	One stop	L + 4.75%	7.16%	08/2023	86	86	1,161	1,161	1,247	1,247
IMPLUS Footwear, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.25%	8.58%	04/2024	12,846	13,143	17,076	17,395	29,922	30,538
IMPLUS Footwear, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.25%	8.67%	04/2024	2,194	2,246	2,915	2,970	5,109	5,216
IMPLUS Footwear, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.25%	8.58%	04/2024	56	57	678	695	734	752
Imprivata, Inc.(1)	Diversified/Conglomerate Service	Senior loan	L + 4.00%	N/A	10/2023	(2)	-	(2)	-	(4)	-
Imprivata, Inc.	Diversified/Conglomerate Service	Senior loan	L + 4.00%	6.33%	10/2023	8,050	8,149	10,195	10,325	18,245	18,474
Infogix, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.15%	04/2024	13	14	13	14	26	28
Infogix, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.33%	04/2024	3,292	3,305	3,949	3,965	7,241	7,270
Infogix, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.33%	04/2024	504	510	603	611	1,107	1,121
Inhance Technologies Holdings LLC	Chemicals, Plastics and Rubber	One stop	P + 4.25%	9.75%	07/2024	9	10	9	10	18	20
Inhance Technologies Holdings LLC	Chemicals, Plastics and Rubber	One stop	L + 5.25%	7.65%	07/2024	6,716	6,846	5,955	6,018	12,671	12,864
Inhance Technologies Holdings LLC	Chemicals, Plastics and Rubber	One stop	L + 5.25%	7.78%	07/2024	58	59	781	798	839	857
Inhance Technologies Holdings LLC	Chemicals, Plastics and Rubber	LLC units	N/A	N/A	N/A	70	62	80	71	150	133
Institutional Shareholder Services	Finance	Senior loan	L + 4.50%	6.83%	03/2026	4,742	4,752	14,089	14,118	18,831	18,870
Institutional Shareholder Services	Finance	Senior loan	L + 4.50%	6.83%	03/2024	28	27	28	27	56	54
Integral Ad Science, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	07/2023	(1)	(2)	(1)	(2)	(2)	(4)
Integral Ad Science, Inc.	Diversified/Conglomerate Service	One stop	L + 7.25%	8.41% cash/1.25% PIK	07/2024	4,963	5,047	5,697	5,794	10,660	10,841
IntegraMed America, Inc.	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	417	122	-	-	417	122
Integration Appliance, Inc.	Diversified/Conglomerate Service	One stop	L + 7.25%	9.69%	08/2023	37,409	37,384	30,333	30,268	67,742	67,652
Integration Appliance, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 7.25%	N/A	08/2023	(6)	(9)	-	-	(6)	(9)
Integrity Marketing Acquisition, LLC	Insurance	Senior loan	L + 4.25%	6.58%	11/2025	1,721	1,729	1,511	1,518	3,232	3,247
Integrity Marketing Acquisition, LLC	Insurance	Senior loan	L + 4.25%	6.58%	11/2025	28	28	361	363	389	391
Internet Pipeline, Inc.	Insurance	One stop	L + 4.75%	N/A	08/2021	-	-	-	-	-	-
Internet Pipeline, Inc.	Insurance	One stop	L + 4.75%	7.16%	08/2022	4,699	4,774	10,059	10,171	14,758	14,945
Internet Pipeline, Inc.	Insurance	Preferred stock	N/A	N/A	N/A	72	109	153	232	225	341
Internet Pipeline, Inc.	Insurance	Common stock	N/A	N/A	N/A	1	246	2	522	3	768
Internet Pipeline, Inc.	Insurance	One stop	L + 4.75%	7.16%	08/2022	2,044	2,061	4,337	4,372	6,381	6,433
Internet Pipeline, Inc.	Insurance	One stop	L + 4.75%	7.16%	08/2022	774	780	1,641	1,655	2,415	2,435
Internet Pipeline, Inc.	Insurance	One stop	L + 4.75%	7.16%	08/2022	-	-	3,450	3,308	3,450	3,308
Internet Truckstop Group LLC(1)	Diversified/Conglomerate Service	One stop	L + 5.50%	N/A	04/2025	(3)	-	(3)	-	(6)	-
Internet Truckstop Group LLC	Diversified/Conglomerate Service	LP interest	N/A	N/A	N/A	88	88	320	320	408	408
Internet Truckstop Group LLC	Diversified/Conglomerate Service	One stop	L + 5.50%	7.91%	04/2025	4,758	4,875	17,567	17,998	22,325	22,873
Inventus Power, Inc.	Diversified/Conglomerate Manufacturing	Preferred stock	N/A	N/A	N/A	370	3	259	2	629	5
Inventus Power, Inc.	Diversified/Conglomerate Manufacturing	Common stock	N/A	N/A	N/A	-	-	-	-	-	-
Inventus Power, Inc.	Diversified/Conglomerate Manufacturing	One stop	L + 6.50%	8.90%	04/2020	271	236	337	294	608	530
Inventus Power, Inc.	Diversified/Conglomerate Manufacturing	One stop	L + 6.50%	8.90%	04/2020	7,150	6,440	8,901	8,027	16,051	14,467
Inventus Power, Inc.	Diversified/Conglomerate Manufacturing	LLC units	N/A	N/A	N/A	54	23	38	16	92	39
Inventus Power, Inc.	Diversified/Conglomerate Manufacturing	LLC units	N/A	N/A	N/A	5	18	4	13	9	31
Invoice Cloud, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	02/2024	-	-	-	-	-	-
Invoice Cloud, Inc.	Diversified/Conglomerate Service	One stop	L + 6.50%	5.79% cash/3.25% PIK	02/2024	3,815	3,877	2,359	2,380	6,174	6,257
Invoice Cloud, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	02/2024	(1)	-	(18)	-	(19)	-
JAMF Holdings, Inc.	Diversified/Conglomerate Service	One stop	L + 7.00%	9.41%	11/2022	33	34	33	34	66	68
JAMF Holdings, Inc.	Diversified/Conglomerate Service	One stop	L + 7.00%	9.53%	11/2022	5,180	5,277	6,561	6,683	11,741	11,960
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	L + 4.25%	6.58%	03/2024	151	152	130	131	281	283
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	L + 4.25%	6.59%	03/2024	495	497	426	428	921	925
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	L + 4.25%	6.59%	03/2024	32	32	410	412	442	444
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	L + 4.25%	6.58%	03/2024	73	74	935	944	1,008	1,018
Jet Equipment & Tools Ltd.(1)	Retail Stores	One stop	L + 5.75%	N/A	11/2024	(1)	-	(2)	-	(3)	-
Jet Equipment & Tools Ltd.	Retail Stores	One stop	L + 5.75%	7.71%	11/2024	8,494	8,584	9,633	9,735	18,127	18,319
Jet Equipment & Tools Ltd.	Retail Stores	LLC units	N/A	N/A	N/A	339	536	384	606	723	1,142
Jet Equipment & Tools Ltd.	Retail Stores	One stop	L + 5.75%	8.15%	11/2024	2,027	2,046	2,294	2,315	4,321	4,361
Jet Equipment & Tools Ltd.	Retail Stores	One stop	L + 5.75%	8.15%	11/2024	4,941	4,988	7,463	7,534	12,404	12,522
Jet Equipment & Tools Ltd.	Retail Stores	One stop	P + 4.75%	10.25%	11/2024	15	15	15	15	30	30
Joerns Healthcare, LLC(2)	Healthcare, Education and Childcare	One stop	L + 6.00%	8.52%	05/2020	3,201	1,760	-	-	3,201	1,760
Joerns Healthcare, LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.40%	10/2019	296	297	-	-	296	297
Joerns Healthcare, LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.40%	10/2019	297	297	-	-	297	297
Kareo, Inc.	Diversified/Conglomerate Service	One stop	L + 9.00%	N/A	06/2022	-	-	-	-	-	-
Kareo, Inc.	Diversified/Conglomerate Service	One stop	L + 9.00%	11.40%	06/2022	4,382	4,551	5,599	5,796	9,981	10,347
Kareo, Inc.	Diversified/Conglomerate Service	Warrant	N/A	N/A	N/A	160	2	203	2	363	4
Kareo, Inc.	Diversified/Conglomerate Service	One stop	L + 9.00%	11.40%	06/2022	328	334	418	424	746	758
Kareo, Inc.	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	4	4	5	5	9	9
Kareo, Inc.	Diversified/Conglomerate Service	One stop	L + 9.00%	11.40%	06/2022	408	417	522	531	930	948
Kareo, Inc.	Diversified/Conglomerate Service	Warrant	N/A	N/A	N/A	-	6	-	7	-	13
Kaseya Traverse Inc	Diversified/Conglomerate Service	One stop	L + 6.50%	7.94% cash/1.00% PIK	05/2025	4,721	4,718	27,756	27,740	32,477	32,458
Kaseya Traverse Inc(1)	Diversified/Conglomerate Service	One stop	L + 5.50%	N/A	05/2025	(2)	(2)	(2)	(2)	(4)	(4)
Kaseya Traverse Inc(1)	Diversified/Conglomerate Service	One stop	L + 5.50%	N/A	05/2025	(1)	(1)	(36)	(37)	(37)	(38)
Katena Holdings, Inc.	Healthcare, Education and Childcare	One stop	P + 4.50%	10.00%	06/2021	25	25	25	25	50	50
Katena Holdings, Inc.	Healthcare, Education and Childcare	One stop	L + 5.50%	7.83%	06/2021	8,416	8,457	4,418	4,440	12,834	12,897
Katena Holdings, Inc.	Healthcare, Education and Childcare	One stop	L + 5.50%	7.83%	06/2021	822	826	431	433	1,253	1,259
Katena Holdings, Inc.	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	387	350	205	185	592	535
Katena Holdings, Inc.	Healthcare, Education and Childcare	One stop	L + 5.50%	7.83%	06/2021	559	564	296	299	855	863
Keais Records Service, LLC(1)	Diversified/Conglomerate Service	One stop	L + 4.50%	N/A	10/2024	(1)	-	(1)	-	(2)	-
Keais Records Service, LLC	Diversified/Conglomerate Service	One stop	L + 4.50%	6.90%	10/2024	8,651	8,768	9,290	9,353	17,941	18,121
Keais Records Service, LLC(1)	Diversified/Conglomerate Service	One stop	L + 4.50%	N/A	10/2024	-	-	(4)	-	(4)	-
Krueger-Gilbert Health Physics, LLC(1)	Healthcare, Education and Childcare	One stop	L + 4.75%	N/A	05/2025	-	(1)	-	-	-	(1)
Krueger-Gilbert Health Physics, LLC(1)	Healthcare, Education and Childcare	One stop	L + 4.75%	N/A	05/2025	(3)	(3)	(37)	(38)	(40)	(41)
Krueger-Gilbert Health Physics, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	54	54	82	82	136	136
Krueger-Gilbert Health Physics, LLC	Healthcare, Education and Childcare	One stop	L + 4.75%	7.17%	05/2025	2,237	2,236	129	129	2,366	2,365
Learn-it Systems, LLC	Diversified/Conglomerate Service	Senior loan	L + 4.50%	6.90%	03/2025	10	10	10	10	20	20
Learn-it Systems, LLC	Diversified/Conglomerate Service	Senior loan	L + 4.50%	6.90%	03/2025	865	878	1,670	1,695	2,535	2,573
Learn-it Systems, LLC(1)	Diversified/Conglomerate Service	Senior loan	L + 4.50%	N/A	03/2025	(1)	-	(18)	-	(19)	-
Litera Bidco LLC	Diversified/Conglomerate Service	One stop	L + 5.75%	N/A	05/2025	-	-	-	-	-	-
Litera Bidco LLC(1)	Diversified/Conglomerate Service	One stop	L + 5.75%	N/A	05/2026	(1)	-	(8)	-	(9)	-
Litera Bidco LLC	Diversified/Conglomerate Service	One stop	L + 5.75%	N/A	05/2026	-	-	-	-	-	-
Litera Bidco LLC	Diversified/Conglomerate Service	One stop	L + 5.75%	7.95%	05/2026	1,951	1,975	1,063	1,076	3,014	3,051
LMP TR Holdings, LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC units	N/A	N/A	N/A	712	1,002	-	-	712	1,002
Lombart Brothers, Inc.	Healthcare, Education and Childcare	One stop	P + 5.00%	10.50%	04/2023	60	62	60	62	120	124
Lombart Brothers, Inc.	Healthcare, Education and Childcare	One stop	L + 6.25%	8.58%	04/2023	13,356	13,554	12,460	12,623	25,816	26,177
Lombart Brothers, Inc.	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	157	332	146	311	303	643
Lombart Brothers, Inc.	Healthcare, Education and Childcare	One stop	P + 5.00%	10.50%	04/2023	9	9	9	9	18	18
Lombart Brothers, Inc.	Healthcare, Education and Childcare	One stop	L + 6.25%	8.58%	04/2023	1,610	1,635	1,499	1,523	3,109	3,158
Marshall Retail Group LLC, The(1)	Retail Stores	One stop	L + 6.00%	N/A	08/2019	(1)	-	-	-	(1)	-
Marshall Retail Group LLC, The	Retail Stores	One stop	L + 6.00%	8.59%	08/2020	11,836	11,865	3,109	3,109	14,945	14,974
Marshall Retail Group LLC, The	Retail Stores	LLC units	N/A	N/A	N/A	154	138	-	-	154	138
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	LLC interest	N/A	N/A	N/A	210	1,741	-	-	210	1,741
Maverick Bidco Inc.	Diversified/Conglomerate Service	One stop	L + 6.25%	8.83%	04/2023	32	31	32	32	64	63
Maverick Bidco Inc.	Diversified/Conglomerate Service	One stop	L + 6.25%	8.58%	04/2023	17,107	16,988	22,341	22,185	39,448	39,173
Maverick Bidco Inc.	Diversified/Conglomerate Service	LLC units	N/A	N/A	N/A	369	212	597	343	966	555
Maverick Bidco Inc.	Diversified/Conglomerate Service	One stop	L + 6.25%	8.58%	04/2023	165	162	3,058	2,996	3,223	3,158
MD Now Holdings, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 5.00%	N/A	08/2024	(1)	-	(1)	-	(2)	-
MD Now Holdings, Inc.	Healthcare, Education and Childcare	One stop	L + 5.00%	7.33%	08/2024	7,581	7,711	6,957	7,017	14,538	14,728
MD Now Holdings, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 5.00%	N/A	08/2024	(1)	-	(17)	-	(18)	-
MD Now Holdings, Inc.	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	68	74	78	84	146	158
Mendocino Farms, LLC(1)	Beverage, Food and Tobacco	One stop	L + 1.00%	N/A	06/2023	(1)	-	(14)	-	(15)	-
Mendocino Farms, LLC	Beverage, Food and Tobacco	Common stock	N/A	N/A	N/A	50	48	690	664	740	712
Mendocino Farms, LLC	Beverage, Food and Tobacco	One stop	L + 8.50%	3.40% cash/7.50% PIK	06/2023	51	51	698	703	749	754
Messenger, LLC	Printing and Publishing	One stop	P + 5.00%	10.50%	08/2023	20	20	20	20	40	40
Messenger, LLC	Printing and Publishing	One stop	L + 6.00%	8.41%	08/2023	3,336	3,393	3,874	3,907	7,210	7,300
MetricStream, Inc.	Diversified/Conglomerate Service	Warrant	N/A	N/A	N/A	113	113	143	143	256	256
MetricStream, Inc.	Diversified/Conglomerate Service	One stop	L + 7.00%	N/A	05/2024	-	-	-	-	-	-
MetricStream, Inc.	Diversified/Conglomerate Service	One stop	L + 7.00%	9.34%	05/2024	4,641	4,632	4,195	4,226	8,836	8,858
MetricStream, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 7.00%	N/A	04/2024	(1)	-	(9)	3	(10)	3
Mid-America Pet Food, L.L.C.	Beverage, Food and Tobacco	One stop	L + 6.00%	N/A	12/2021	-	-	-	-	-	-
Mid-America Pet Food, L.L.C.	Beverage, Food and Tobacco	One stop	L + 6.00%	8.33%	12/2021	10,513	10,580	11,913	11,990	22,426	22,570
Mills Fleet Farm Group LLC	Retail Stores	One stop	L + 6.25%	8.65%	10/2024	6,648	6,739	36,724	37,296	43,372	44,035
Mindbody, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 7.00%	N/A	02/2025	(1)	-	(1)	-	(2)	-
Mindbody, Inc.	Diversified/Conglomerate Service	One stop	L + 7.00%	9.39%	02/2025	22,397	22,609	25,501	25,742	47,898	48,351
Ministry Brands, LLC	Diversified/Conglomerate Service	Senior loan	L + 4.00%	6.33%	12/2022	490	492	344	346	834	838
Ministry Brands, LLC	Diversified/Conglomerate Service	Senior loan	L + 4.00%	6.33%	12/2022	856	860	602	604	1,458	1,464
Ministry Brands, LLC	Diversified/Conglomerate Service	Senior loan	L + 4.00%	6.33%	12/2022	27	27	352	354	379	381
MMan Acquisition Co.	Diversified/Conglomerate Service	One stop	L + 3.00%	5.58%	08/2023	9,775	7,900	12,423	10,041	22,198	17,941
MMan Acquisition Co.	Diversified/Conglomerate Service	Common stock	N/A	N/A	N/A	19	761	25	967	44	1,728
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	51	53	51	53	102	106
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	23,063	23,504	18,261	18,499	41,324	42,003
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	58	61	1,035	1,149	1,093	1,210
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	162	164	3,062	3,075	3,224	3,239
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	13,530	13,640	16,994	17,130	30,524	30,770
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	352	355	340	343	692	698
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	191	193	-	-	191	193
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	291	293	-	-	291	293
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	104	105	1,962	1,968	2,066	2,073
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	290	293	-	-	290	293
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	96	97	-	-	96	97
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.75%	8.16%	06/2023	330	333	6,224	6,245	6,554	6,578
MRI Software LLC(1)	Buildings and Real Estate	One stop	L + 5.75%	N/A	06/2023	(2)	-	(27)	-	(29)	-
MWD Management, LLC & MWD Services, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 5.25%	N/A	06/2022	(1)	(3)	(1)	(3)	(2)	(6)
MWD Management, LLC & MWD Services, Inc.	Healthcare, Education and Childcare	One stop	L + 5.25%	7.58%	06/2023	5,772	5,588	1,274	1,234	7,046	6,822
MWD Management, LLC & MWD Services, Inc.	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	182	100	230	127	412	227
MWD Management, LLC & MWD Services, Inc.	Healthcare, Education and Childcare	One stop	L + 5.25%	7.58%	06/2023	226	218	4,348	4,174	4,574	4,392
Namely, Inc.	Diversified/Conglomerate Service	One stop	L + 6.25%	N/A	06/2024	-	-	-	-	-	-
Namely, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 6.25%	N/A	06/2024	(1)	(1)	(16)	(16)	(17)	(17)
Namely, Inc.	Diversified/Conglomerate Service	Warrant	N/A	N/A	N/A	8	8	20	20	28	28
Namely, Inc.	Diversified/Conglomerate Service	One stop	L + 7.50%	8.56% cash/1.25% PIK	06/2024	1,684	1,678	1,805	1,810	3,489	3,488
NBC Intermediate, LLC	Beverage, Food and Tobacco	Senior loan	L + 4.25%	N/A	09/2023	-	-	-	-	-	-
NBC Intermediate, LLC	Beverage, Food and Tobacco	Senior loan	L + 4.25%	6.66%	09/2023	2,009	2,004	-	-	2,009	2,004
NBC Intermediate, LLC	Beverage, Food and Tobacco	Senior loan	L + 4.25%	6.66%	09/2023	1,011	1,010	1,278	1,276	2,289	2,286
Net Health Acquisition Corp.	Diversified/Conglomerate Service	One stop	L + 5.50%	N/A	12/2023	-	-	-	-	-	-
Net Health Acquisition Corp.	Diversified/Conglomerate Service	One stop	L + 5.50%	7.83%	12/2023	3,799	3,828	4,800	4,836	8,599	8,664
Net Health Acquisition Corp.	Diversified/Conglomerate Service	LP interest	N/A	N/A	N/A	346	473	436	596	782	1,069
Net Health Acquisition Corp.	Diversified/Conglomerate Service	One stop	L + 5.50%	7.83%	12/2023	532	536	670	675	1,202	1,211
NetMotion Wireless Holdings, Inc.	Telecommunications	One stop	L + 6.25%	N/A	10/2021	-	-	-	-	-	-
NetMotion Wireless Holdings, Inc.	Telecommunications	One stop	L + 6.25%	8.58%	10/2021	5,776	5,837	5,729	5,790	11,505	11,627
Netsmart Technologies, Inc.(1)	Diversified/Conglomerate Service	Senior loan	P + 3.75%	9.25%	04/2021	(1)	1	(1)	1	(2)	2
Nextech Holdings, LLC	Diversified/Conglomerate Service	One stop	L + 5.50%	7.90%	06/2025	47	47	47	47	94	94
Nextech Holdings, LLC(1)	Diversified/Conglomerate Service	One stop	L + 5.50%	N/A	06/2025	(3)	(3)	(20)	(20)	(23)	(23)
Nextech Holdings, LLC	Diversified/Conglomerate Service	One stop	L + 5.50%	7.90%	06/2025	1,386	1,386	2,626	2,626	4,012	4,012
Nexus Brands Group, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.43%	11/2023	5,654	5,707	3,757	3,792	9,411	9,499
Nexus Brands Group, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.42%	11/2023	39	40	39	40	78	80
Nexus Brands Group, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	11/2023	(1)	-	(16)	-	(17)	-
Nexus Brands Group, Inc.	Diversified/Conglomerate Service	LP interest	N/A	N/A	N/A	187	209	236	264	423	473
Nexus Brands Group, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.33%	11/2023	89	90	1,361	1,366	1,450	1,456
Nexus Brands Group, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	11/2023	-	-	-	-	-	-
Nexus Brands Group, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	7.00%	11/2023	3,210	3,229	4,059	4,083	7,269	7,312
Nexus Brands Group, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	11/2023	(1)	-	(10)	-	(11)	-
Nexus Brands Group, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.33%	11/2023	124	124	1,880	1,887	2,004	2,011
NTS Technical Systems(1)	Aerospace and Defense	One stop	L + 6.25%	N/A	06/2021	(46)	-	(7)	-	(53)	-
NTS Technical Systems	Aerospace and Defense	One stop	L + 6.25%	8.69%	06/2021	22,160	22,377	3,306	3,340	25,466	25,717
NTS Technical Systems	Aerospace and Defense	Common stock	N/A	N/A	N/A	1,506	527	-	-	1,506	527
NTS Technical Systems	Aerospace and Defense	Preferred stock	N/A	N/A	N/A	128	204	-	-	128	204
NTS Technical Systems	Aerospace and Defense	Preferred stock	N/A	N/A	N/A	256	364	-	-	256	364
NTS Technical Systems	Aerospace and Defense	One stop	L + 6.25%	8.69%	06/2021	3,635	3,672	543	548	4,178	4,220
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	7.58% cash/1.00% PIK	05/2022	141	121	141	121	282	242
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	7.58% cash/1.00% PIK	05/2022	9,598	8,281	9,001	7,729	18,599	16,010
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.25%	8.58% cash/1.00% PIK	05/2022	47	40	47	40	94	80
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	234	-	218	-	452	-
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.25%	8.58% cash/1.00% PIK	05/2022	43	37	43	37	86	74
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.25%	8.58% cash/1.00% PIK	05/2022	31	26	31	26	62	52
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.25%	8.58% cash/1.00% PIK	05/2022	33	29	33	29	66	58
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.25%	8.58% cash/1.00% PIK	05/2022	217	186	1,952	1,672	2,169	1,858
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	7.58% cash/1.00% PIK	05/2022	93	80	839	718	932	798
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	7.58% cash/1.00% PIK	05/2022	973	835	1,080	925	2,053	1,760
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	7.58% cash/1.00% PIK	05/2022	156	134	1,399	1,199	1,555	1,333
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.25%	8.58% cash/1.00% PIK	05/2022	120	103	1,078	922	1,198	1,025
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.25%	8.58% cash/1.00% PIK	05/2022	81	69	728	623	809	692
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.25%	8.58% cash/1.00% PIK	05/2022	138	118	1,238	1,059	1,376	1,177
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.25%	8.58% cash/1.00% PIK	05/2022	50	43	449	384	499	427
ONsite Mammography, LLC	Healthcare, Education and Childcare	One stop	L + 6.75%	9.38%	11/2023	7	8	7	8	14	16
ONsite Mammography, LLC	Healthcare, Education and Childcare	One stop	L + 6.75%	9.15%	11/2023	2,987	3,041	2,787	2,816	5,774	5,857
ONsite Mammography, LLC	Healthcare, Education and Childcare	One stop	L + 6.75%	9.21%	11/2023	52	53	802	814	854	867
Orchid Underwriters Agency, LLC	Insurance	Senior loan	L + 4.50%	N/A	12/2024	-	-	-	-	-	-
Orchid Underwriters Agency, LLC	Insurance	Senior loan	L + 4.50%	6.70%	12/2024	2,358	2,379	1,845	1,862	4,203	4,241
Orchid Underwriters Agency, LLC(1)	Insurance	Senior loan	L + 4.50%	N/A	12/2024	(1)	-	(8)	-	(9)	-
Orchid Underwriters Agency, LLC	Insurance	LP interest	N/A	N/A	N/A	37	41	42	46	79	87
Orthotics Holdings, Inc.(1)	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.00%	N/A	05/2020	(1)	-	(1)	-	(2)	-
Orthotics Holdings, Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.00%	8.40%	05/2020	8,114	7,978	3,616	3,555	11,730	11,533
Orthotics Holdings, Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.00%	8.40%	05/2020	1,330	1,308	593	583	1,923	1,891
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	7.90%	09/2022	28	30	28	30	56	60
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	7.90%	09/2022	14,819	15,074	14,776	14,951	29,595	30,025
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	7.90%	09/2022	339	343	339	343	678	686
Pace Analytical Services, LLC	Ecological	Common stock	N/A	N/A	N/A	304	340	302	338	606	678
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	7.90%	09/2022	1,386	1,401	1,374	1,390	2,760	2,791
Pace Analytical Services, LLC(1)	Ecological	One stop	L + 5.50%	N/A	09/2022	(1)	-	(16)	-	(17)	-
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	7.90%	09/2022	116	117	1,111	1,121	1,227	1,238
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	7.90%	09/2022	704	711	819	827	1,523	1,538
Pace Analytical Services, LLC(1)	Ecological	One stop	L + 5.50%	N/A	09/2022	(1)	-	(9)	-	(10)	-
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	7.90%	09/2022	53	54	510	513	563	567
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	7.90%	09/2022	157	159	1,504	1,514	1,661	1,673
PADI Holdco, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.75%	8.13%	04/2022	90	91	90	91	180	182
PADI Holdco, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.75%	8.08%	04/2023	9,357	9,536	12,320	12,453	21,677	21,989
PADI Holdco, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	LLC units	N/A	N/A	N/A	414	466	539	606	953	1,072
PADI Holdco, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	One stop	E + 5.75%	5.75%	04/2023	9,452	8,995	12,323	11,727	21,775	20,722
Paper Source, Inc.	Retail Stores	Common stock	N/A	N/A	N/A	1,387	499	-	-	1,387	499
Paradigm DKD Group, LLC(2)	Buildings and Real Estate	Senior loan	P + 5.00%	10.50%	05/2020	-	-	640	258	640	258
Paradigm DKD Group, LLC(2)	Buildings and Real Estate	Senior loan	P + 5.00%	10.50%	05/2020	-	-	2,110	844	2,110	844
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Diversified/Conglomerate Manufacturing	Senior loan	L + 4.00%	6.33%	07/2025	7,074	7,105	6,602	6,632	13,676	13,737
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Diversified/Conglomerate Manufacturing	Senior loan	L + 4.00%	N/A	07/2023	-	-	-	-	-	-
Pentec Acquisition Sub, Inc.	Healthcare, Education and Childcare	Preferred stock	N/A	N/A	N/A	116	99	-	-	116	99
Personify, Inc.	Diversified/Conglomerate Service	One stop	L + 5.75%	8.06%	09/2024	19	20	19	20	38	40
Personify, Inc.	Diversified/Conglomerate Service	One stop	L + 5.75%	8.08%	09/2024	7,214	7,277	8,303	8,376	15,517	15,653
Personify, Inc.	Diversified/Conglomerate Service	LLC units	N/A	N/A	N/A	297	419	342	482	639	901
Pet Holdings ULC(1)	Retail Stores	One stop	L + 5.50%	N/A	07/2022	(2)	-	(2)	-	(4)	-
Pet Holdings ULC	Retail Stores	One stop	L + 5.50%	8.09%	07/2022	14,480	14,666	32,185	32,429	46,665	47,095
Pet Holdings ULC	Retail Stores	One stop	L + 5.50%	8.09%	07/2022	97	99	127	129	224	228
Pet Holdings ULC	Retail Stores	LP interest	N/A	N/A	N/A	386	177	188	86	574	263
Pet Supplies Plus, LLC(1)	Retail Stores	Senior loan	L + 4.50%	N/A	12/2023	(1)	-	(1)	-	(2)	-
Pet Supplies Plus, LLC	Retail Stores	Senior loan	L + 4.50%	6.91%	12/2024	6,661	6,722	7,570	7,640	14,231	14,362
Pet Supplies Plus, LLC	Retail Stores	LLC units	N/A	N/A	N/A	67	92	77	105	144	197
PetPeople Enterprises, LLC	Retail Stores	One stop	L + 5.00%	7.33%	09/2023	15	15	15	15	30	30
PetPeople Enterprises, LLC	Retail Stores	One stop	L + 5.00%	7.33%	09/2023	3,063	3,090	2,311	2,331	5,374	5,421
PetPeople Enterprises, LLC	Retail Stores	One stop	L + 5.00%	7.33%	09/2023	59	60	1,029	1,041	1,088	1,101
PetroChoice Holdings, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 5.00%	7.58%	08/2022	1,693	1,716	1,575	1,597	3,268	3,313
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.33%	08/2021	32	33	32	33	64	66
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.33%	08/2021	9,680	9,804	9,494	9,576	19,174	19,380
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.33%	08/2021	94	95	94	95	188	190
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	Preferred stock	N/A	N/A	N/A	231	284	226	278	457	562
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	2	100	2	98	4	198
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.33%	08/2021	54	54	54	54	108	108
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.33%	08/2021	360	363	352	355	712	718
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.33%	08/2021	31	33	304	316	335	349
Plano Molding Company, LLC	Home and Office Furnishings, Housewares, and Durable Consumer	One stop	L + 7.00%	9.40%	05/2021	9,893	9,573	4,779	4,621	14,672	14,194
PlanSource Holdings, Inc. (1)	Diversified/Conglomerate Service	One stop	L + 6.25%	N/A	04/2025	(1)	(1)	(1)	(1)	(2)	(2)
PlanSource Holdings, Inc.	Diversified/Conglomerate Service	One stop	L + 6.25%	8.81%	04/2025	4,312	4,311	4,927	4,926	9,239	9,237
Polk Acquisition Corp.	Automobile	Senior loan	L + 5.25%	7.58%	06/2022	125	124	5,045	4,971	5,170	5,095
Polk Acquisition Corp.	Automobile	LP interest	N/A	N/A	N/A	144	64	401	178	545	242
Power Stop, LLC	Automobile	Senior loan	L + 4.75%	7.08%	10/2025	1,343	1,349	1,523	1,530	2,866	2,879
PPT Management Holdings, LLC(1)	Healthcare, Education and Childcare	One stop	L + 7.50%	5.94% cash/4.00% PIK	12/2022	5	(23)	5	(23)	10	(46)
PPT Management Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.50%	5.94% cash/4.00% PIK	12/2022	35	36	36	36	71	72
PPT Management Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.50%	5.94% cash/4.00% PIK	12/2022	10,834	9,605	12,816	11,003	23,650	20,608
PPT Management Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.50%	5.94% cash/4.00% PIK	12/2022	149	127	149	127	298	254
PPT Management Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.50%	5.94% cash/4.00% PIK	12/2022	88	75	88	75	176	150
PPV Intermediate Holdings II, LLC(1)	Personal, Food and Miscellaneous Services	One stop	L + 5.00%	N/A	05/2023	(1)	-	(1)	-	(2)	-
PPV Intermediate Holdings II, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.00%	7.56%	05/2020	162	165	2,109	2,150	2,271	2,315
PPV Intermediate Holdings II, LLC	Personal, Food and Miscellaneous Services	LLC interest	N/A	N/A	N/A	13	13	160	155	173	168
PPV Intermediate Holdings II, LLC	Personal, Food and Miscellaneous Services	One stop	N/A	7.90% PIK	05/2023	2	2	20	20	22	22
Pride Midco, Inc.	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	1,107	1,219	1,256	1,382	2,363	2,601
Project Alpha Intermediate Holding, Inc.	Diversified/Conglomerate Service	Common stock	N/A	N/A	N/A	417	535	399	513	816	1,048
Project Alpha Intermediate Holding, Inc.	Diversified/Conglomerate Service	Common stock	N/A	N/A	N/A	4	244	4	234	8	478
Project Power Buyer, LLC(1)	Diversified/Conglomerate Service	One stop	L + 5.75%	N/A	05/2025	(1)	(1)	(1)	(1)	(2)	(2)
Project Power Buyer, LLC	Diversified/Conglomerate Service	One stop	L + 5.75%	8.28%	05/2026	4,865	4,876	6,634	6,649	11,499	11,525
Project Silverback Holdings Corp.	Electronics	Preferred stock	N/A	N/A	N/A	6	-	-	-	6	-
Property Brands, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	01/2024	(1)	-	(8)	-	(9)	-
Property Brands, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.40%	01/2024	10,605	10,790	9,221	9,310	19,826	20,100
Property Brands, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.40%	01/2024	79	80	1,115	1,124	1,194	1,204
Property Brands, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.40%	01/2024	215	217	3,044	3,067	3,259	3,284
Property Brands, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	01/2024	(4)	-	(37)	-	(41)	-
Property Brands, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.40%	01/2024	3,013	3,041	3,662	3,696	6,675	6,737
Property Brands, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.40%	01/2024	140	142	1,289	1,301	1,429	1,443
Property Brands, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.40%	01/2024	49	50	454	458	503	508
Property Brands, Inc.	Diversified/Conglomerate Service	LLC units	N/A	N/A	N/A	284	378	345	459	629	837
Property Brands, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.40%	01/2024	119	120	1,091	1,101	1,210	1,221
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.90%	05/2021	29	30	29	30	58	60
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.02%	05/2021	8,302	8,379	7,753	7,797	16,055	16,176
Purfoods, LLC	Beverage, Food and Tobacco	LLC interest	N/A	N/A	N/A	381	709	355	661	736	1,370
Purfoods, LLC	Beverage, Food and Tobacco	One stop	N/A	7.00% PIK	05/2026	125	125	116	116	241	241
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	10	10	10	10	20	20
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	14	14	14	14	28	28
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	15	15	15	15	30	30
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	15	15	15	15	30	30
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	11	11	11	11	22	22
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	23	24	23	24	46	48
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	15	15	133	134	148	149
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	11	11	11	11	22	22
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	39	39	350	352	389	391
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	30	30	264	266	294	296
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	30	30	265	266	295	296
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	30	30	265	266	295	296
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	54	55	487	489	541	544
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	7.83%	05/2021	40	40	86	87	126	127
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	8.83%	08/2020	1,132	1,139	322	324	1,454	1,463
Pyramid Healthcare, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 6.50%	N/A	08/2020	-	-	(1)	-	(1)	-
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	9.01%	08/2020	74	75	261	262	335	337
Qgenda Intermediate Holdings, LLC(1)	Diversified/Conglomerate Service	One stop	L + 4.75%	N/A	06/2025	(1)	(1)	(1)	(1)	(2)	(2)
Qgenda Intermediate Holdings, LLC	Diversified/Conglomerate Service	One stop	L + 4.75%	7.15%	06/2025	10,412	10,465	4,851	4,851	15,263	15,316
Quick Quack Car Wash Holdings, LLC	Automobile	One stop	L + 6.50%	8.90%	04/2023	40	40	40	40	80	80
Quick Quack Car Wash Holdings, LLC	Automobile	One stop	L + 6.50%	8.90%	04/2023	8,602	8,686	4,522	4,565	13,124	13,251
Quick Quack Car Wash Holdings, LLC	Automobile	One stop	L + 6.50%	8.90%	04/2023	48	50	614	651	662	701
Quick Quack Car Wash Holdings, LLC	Automobile	LLC units	N/A	N/A	N/A	207	207	248	248	455	455
Quick Quack Car Wash Holdings, LLC	Automobile	One stop	L + 6.50%	8.90%	04/2023	147	149	1,925	1,940	2,072	2,089
Quick Quack Car Wash Holdings, LLC	Automobile	One stop	L + 6.50%	8.90%	04/2023	99	100	1,286	1,296	1,385	1,396
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Preferred stock	N/A	N/A	N/A	161	135	-	-	161	135
Radiology Partners, Inc.	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	85	235	-	-	85	235
Radiology Partners, Inc.	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	76	59	-	-	76	59
RegEd Aquireco, LLC(1)	Diversified/Conglomerate Service	Senior loan	L + 4.25%	N/A	12/2024	(1)	-	(1)	-	(2)	-
RegEd Aquireco, LLC	Diversified/Conglomerate Service	Senior loan	L + 4.25%	6.65%	12/2024	8,610	8,750	2,786	2,812	11,396	11,562
RegEd Aquireco, LLC(1)	Diversified/Conglomerate Service	Senior loan	L + 4.25%	N/A	12/2024	(6)	-	(72)	-	(78)	-
RegEd Aquireco, LLC	Diversified/Conglomerate Service	LP interest	N/A	N/A	N/A	138	146	157	166	295	312
RegEd Aquireco, LLC	Diversified/Conglomerate Service	LP interest	N/A	N/A	N/A	-	2	-	3	-	5
Reladyne, Inc.	Diversified/Conglomerate Manufacturing	LP interest	N/A	N/A	N/A	272	626	264	608	536	1,234
Reladyne, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 5.00%	7.59%	07/2022	16,598	16,749	10,545	10,616	27,143	27,365
Reladyne, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 5.00%	7.59%	07/2022	171	172	1,106	1,115	1,277	1,287
Reladyne, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 5.00%	7.59%	07/2022	301	303	2,056	2,069	2,357	2,372
Reladyne, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 5.00%	7.59%	07/2022	140	141	960	966	1,100	1,107
Reladyne, Inc.(1)	Diversified/Conglomerate Manufacturing	Senior loan	L + 5.00%	N/A	07/2022	(2)	-	(22)	-	(24)	-
Reladyne, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 5.00%	7.59%	07/2022	64	64	437	440	501	504
Reladyne, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 5.00%	7.59%	07/2022	99	100	1,453	1,465	1,552	1,565
Riverchase MSO, LLC	Healthcare, Education and Childcare	Senior loan	L + 5.75%	8.15%	10/2022	10	10	10	10	20	20
Riverchase MSO, LLC	Healthcare, Education and Childcare	Senior loan	L + 5.75%	8.08%	10/2022	4,851	4,893	4,812	4,853	9,663	9,746
RSC Acquisition, Inc.	Insurance	Senior loan	L + 4.25%	N/A	11/2021	-	-	-	-	-	-
RSC Acquisition, Inc.	Insurance	Senior loan	L + 4.25%	6.60%	11/2022	4,555	4,574	30,818	30,940	35,373	35,514
RSC Acquisition, Inc.(1)	Insurance	Senior loan	L + 4.25%	N/A	11/2022	-	-	(19)	-	(19)	-
RSC Acquisition, Inc.	Insurance	Senior loan	L + 4.25%	6.60%	11/2022	2,265	2,286	-	-	2,265	2,286
RSC Acquisition, Inc.(1)	Insurance	Senior loan	L + 4.25%	N/A	11/2022	(4)	-	(2)	-	(6)	-
Rubio’s Restaurants, Inc.	Beverage, Food and Tobacco	Senior loan	L + 5.25%	7.58%	10/2019	10,968	10,864	287	287	11,255	11,151
Rubio’s Restaurants, Inc.	Beverage, Food and Tobacco	Preferred stock	N/A	N/A	N/A	945	926	-	-	945	926
Rubio’s Restaurants, Inc.	Beverage, Food and Tobacco	Senior loan	L + 4.75%	7.38%	10/2019	39	38	39	38	78	76
Ruby Slipper Cafe LLC, The	Personal, Food and Miscellaneous Services	One stop	L + 7.50%	10.02%	01/2023	5	5	5	5	10	10
Ruby Slipper Cafe LLC, The	Personal, Food and Miscellaneous Services	One stop	L + 7.50%	10.08%	01/2023	1,020	1,028	59	59	1,079	1,087
Ruby Slipper Cafe LLC, The	Personal, Food and Miscellaneous Services	One stop	L + 7.50%	10.04%	01/2023	29	30	410	422	439	452
Ruby Slipper Cafe LLC, The	Personal, Food and Miscellaneous Services	LLC units	N/A	N/A	N/A	124	157	186	236	310	393
RXH Buyer Corporation	Healthcare, Education and Childcare	One stop	L + 5.75%	9.14%	09/2021	77	79	77	79	154	158
RXH Buyer Corporation	Healthcare, Education and Childcare	One stop	L + 5.75%	8.08%	09/2021	16,826	16,951	10,854	10,935	27,680	27,886
RXH Buyer Corporation	Healthcare, Education and Childcare	LP interest	N/A	N/A	N/A	683	468	443	303	1,126	771
RXH Buyer Corporation	Healthcare, Education and Childcare	One stop	L + 5.75%	8.08%	09/2021	1,905	1,918	1,234	1,237	3,139	3,155
Saba Software, Inc.(1)	Diversified/Conglomerate Service	Senior loan	L + 4.50%	N/A	05/2023	(2)	-	(2)	-	(4)	-
Saba Software, Inc.	Diversified/Conglomerate Service	Senior loan	L + 4.50%	6.83%	05/2023	21,144	21,392	27,613	27,929	48,757	49,321
Saba Software, Inc.	Diversified/Conglomerate Service	Senior loan	L + 4.50%	6.83%	05/2023	6,830	6,892	4,111	4,148	10,941	11,040
Sage Dental Management, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	3	-	-	-	3	-
Sage Dental Management, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	249	10	-	-	249	10
SEI, Inc.	Electronics	Senior loan	L + 4.75%	7.15%	07/2023	4,994	5,036	5,891	5,938	10,885	10,974
SEI, Inc.	Electronics	LLC units	N/A	N/A	N/A	265	755	161	458	426	1,213
Self Esteem Brands, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	L + 4.25%	6.65%	02/2022	16,104	16,183	14,559	14,652	30,663	30,835
Self Esteem Brands, LLC(1)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	L + 4.25%	N/A	02/2022	(5)	-	-	-	(5)	-
Senior Loan Fund LLC(4)	Investment Funds and Vehicles	LLC interest	N/A	N/A	N/A	74,882	71,742	-	-	74,882	71,742
SHO Holding I Corporation	Textiles and Leather	Senior loan	L + 4.00%	6.60%	10/2021	15	13	15	13	30	26
SHO Holding I Corporation	Textiles and Leather	Senior loan	L + 5.00%	7.58%	10/2022	2,170	2,150	1,861	1,845	4,031	3,995
Silver Peak Systems, Inc.	Electronics	One stop	L + 7.00%	N/A	04/2024	-	-	-	-	-	-
Silver Peak Systems, Inc.	Electronics	One stop	L + 7.00%	9.39%	04/2024	1,814	1,857	2,088	2,127	3,902	3,984
Silver Peak Systems, Inc.	Electronics	Warrant	N/A	N/A	N/A	8	8	9	9	17	17
SLMP, LLC(1)	Healthcare, Education and Childcare	One stop	L + 6.00%	N/A	05/2023	(1)	-	(1)	-	(2)	-
SLMP, LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.40%	05/2023	7,343	7,457	4,599	4,647	11,942	12,104
SLMP, LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.40%	05/2023	291	294	5,474	5,533	5,765	5,827
SLMP, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	290	356	378	465	668	821
SLMP, LLC	Healthcare, Education and Childcare	Subordinated debt	N/A	7.50% PIK	05/2027	97	97	126	126	223	223
SLMP, LLC(1)	Healthcare, Education and Childcare	One stop	L + 6.00%	N/A	05/2023	(1)	-	(8)	-	(9)	-
Sloan Company, Inc., The	Electronics	One stop	L + 8.50%	10.83%	04/2020	52	31	52	31	104	62
Sloan Company, Inc., The	Electronics	One stop	L + 8.50%	10.83%	04/2020	6,614	3,982	3,192	1,922	9,806	5,904
Sloan Company, Inc., The	Electronics	LLC units	N/A	N/A	N/A	14	-	7	-	21	-
Sloan Company, Inc., The	Electronics	LLC units	N/A	N/A	N/A	152	-	74	-	226	-
Sloan Company, Inc., The	Electronics	One stop	L + 8.50%	10.83%	04/2020	444	266	216	129	660	395
Sloan Company, Inc., The	Electronics	One stop	L + 8.50%	10.83%	04/2020	130	133	63	65	193	198
Sola Franchise, LLC and Sola Salon Studios, LLC	Retail Stores	One stop	L + 5.25%	N/A	10/2024	-	-	-	-	-	-
Sola Franchise, LLC and Sola Salon Studios, LLC	Retail Stores	One stop	L + 5.25%	7.58%	10/2024	4,746	4,831	2,201	2,221	6,947	7,052
Sola Franchise, LLC and Sola Salon Studios, LLC(1)	Retail Stores	One stop	L + 5.25%	N/A	10/2024	(1)	-	(18)	-	(19)	-
Sola Franchise, LLC and Sola Salon Studios, LLC	Retail Stores	One stop	L + 5.25%	7.58%	10/2024	119	120	1,581	1,610	1,700	1,730
Sola Franchise, LLC and Sola Salon Studios, LLC	Retail Stores	LLC units	N/A	N/A	N/A	180	259	206	295	386	554
Sola Franchise, LLC and Sola Salon Studios, LLC	Retail Stores	LLC units	N/A	N/A	N/A	36	54	41	61	77	115
Southern Veterinary Partners, LLC(1)	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	N/A	05/2023	(1)	-	(1)	-	(2)	-
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.90%	05/2025	3,790	3,841	1,540	1,561	5,330	5,402
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.90%	05/2025	48	50	746	771	794	821
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.90%	05/2025	227	230	3,549	3,579	3,776	3,809
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.90%	05/2025	65	66	1,022	1,031	1,087	1,097
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.90%	05/2025	97	99	1,075	1,102	1,172	1,201
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.90%	05/2025	75	76	839	847	914	923
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.90%	05/2025	169	171	1,886	1,902	2,055	2,073
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	LLC units	N/A	N/A	N/A	216	358	282	468	498	826
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	LLC units	N/A	N/A	N/A	2	72	3	94	5	166
Southern Veterinary Partners, LLC(1)	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	N/A	05/2025	(4)	-	(37)	-	(41)	-
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.90%	05/2025	202	203	2,142	2,160	2,344	2,363
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.90%	05/2025	111	111	1,173	1,183	1,284	1,294
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.90%	05/2025	130	131	1,376	1,387	1,506	1,518
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.90%	05/2025	130	131	1,379	1,391	1,509	1,522
Sovos Compliance(1)	Electronics	One stop	L + 4.75%	N/A	04/2024	(2)	(2)	(2)	(2)	(4)	(4)
Sovos Compliance	Electronics	One stop	L + 4.75%	7.15%	04/2024	44	48	583	605	627	653
Sovos Compliance	Electronics	Second lien	N/A	12.00% PIK	04/2025	72	73	902	915	974	988
Sovos Compliance	Electronics	Second lien	N/A	12.00% PIK	04/2025	1,422	1,420	6,948	6,940	8,370	8,360
Sovos Compliance	Electronics	One stop	L + 4.75%	7.15%	04/2024	3,267	3,265	15,968	15,956	19,235	19,221
Spear Education, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	N/A	08/2019	-	-	-	-	-	-
Spear Education, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.35%	08/2019	4,559	4,561	3,440	3,441	7,999	8,002
Spear Education, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.35%	08/2019	73	73	177	177	250	250
Spear Education, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	62	80	-	-	62	80
Spear Education, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	1	36	-	-	1	36
SSH Corporation	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	40	178	-	-	40	178
Summit Behavioral Healthcare, LLC	Healthcare, Education and Childcare	Senior loan	L + 4.75%	7.39%	10/2023	138	140	40	40	178	180
Summit Behavioral Healthcare, LLC	Healthcare, Education and Childcare	Senior loan	L + 4.75%	7.44%	10/2023	8,617	8,711	2,365	2,383	10,982	11,094
Summit Behavioral Healthcare, LLC	Healthcare, Education and Childcare	Senior loan	L + 4.75%	7.43%	10/2023	25	27	111	117	136	144
Summit Behavioral Healthcare, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	68	33	86	41	154	74
Summit Behavioral Healthcare, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	-	-	-	-	-	-
Sunless Merger Sub, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	P + 3.75%	9.25%	07/2019	142	142	31	31	173	173
Sunless Merger Sub, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	L + 5.00%	7.20%	07/2019	1,291	1,291	255	256	1,546	1,547
Sunless Merger Sub, Inc.	Diversified/Conglomerate Manufacturing	LP interest	N/A	N/A	N/A	160	-	-	-	160	-
Sunshine Sub, LLC(1)	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	N/A	05/2024	(1)	-	(1)	-	(2)	-
Sunshine Sub, LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	7.15%	05/2024	7,536	7,662	5,338	5,427	12,874	13,089
Sunshine Sub, LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	7.15%	05/2024	417	424	5,218	5,302	5,635	5,726
Surgical Information Systems, LLC	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	414	459	-	-	414	459
Switchfly LLC(3)	Diversified/Conglomerate Service	One stop	L + 3.00%	5.59%	10/2023	17	15	17	15	34	30
Switchfly LLC(3)	Diversified/Conglomerate Service	One stop	L + 3.00%	5.59%	10/2023	2,251	2,066	3,015	2,761	5,266	4,827
Switchfly LLC(3)	Diversified/Conglomerate Service	One stop	L + 3.00%	5.59%	10/2023	189	173	252	230	441	403
Switchfly LLC(3)	Diversified/Conglomerate Service	LLC units	N/A	N/A	N/A	815	1,068	1,084	1,419	1,899	2,487
Switchfly LLC(3)	Diversified/Conglomerate Service	One stop	L + 8.50%	N/A	10/2023	-	-	-	-	-	-
Teaching Company, The(1)	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	N/A	07/2023	(1)	-	(1)	-	(2)	-
Teaching Company, The	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	7.29%	07/2023	10,773	10,855	6,996	7,023	17,769	17,878
Teasdale Quality Foods, Inc.	Grocery	Senior loan	L + 5.75%	8.34%	10/2020	-	-	105	97	105	97
Teasdale Quality Foods, Inc.	Grocery	Senior loan	L + 5.75%	8.34%	10/2020	291	270	70	65	361	335
Telesoft, LLC	Diversified/Conglomerate Service	One stop	L + 5.00%	N/A	07/2022	-	-	-	-	-	-
Telesoft, LLC	Diversified/Conglomerate Service	One stop	L + 5.00%	7.59%	07/2022	3,465	3,490	4,413	4,446	7,878	7,936
TI Intermediate Holdings, LLC	Diversified/Conglomerate Service	Senior loan	L + 4.50%	6.90%	12/2024	3	4	3	4	6	8
TI Intermediate Holdings, LLC	Diversified/Conglomerate Service	Senior loan	L + 4.50%	6.91%	12/2024	1,656	1,671	1,882	1,899	3,538	3,570
Titan Fitness, LLC(1)	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	N/A	02/2025	(2)	-	(29)	-	(31)	-
Titan Fitness, LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	7.19%	02/2025	15,539	15,686	14,876	15,016	30,415	30,702
Titan Fitness, LLC(1)	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	N/A	02/2025	(2)	-	(2)	-	(4)	-
Togetherwork Holdings, LLC	Diversified/Conglomerate Manufacturing	One stop	L + 6.25%	8.65%	03/2024	71	73	71	73	142	146
Togetherwork Holdings, LLC	Diversified/Conglomerate Manufacturing	One stop	L + 6.25%	8.65%	03/2025	8,977	9,089	6,592	6,674	15,569	15,763
Togetherwork Holdings, LLC	Diversified/Conglomerate Manufacturing	One stop	L + 6.25%	8.65%	03/2025	4	4	35	56	39	60
Togetherwork Holdings, LLC	Diversified/Conglomerate Manufacturing	One stop	L + 6.25%	8.65%	03/2025	113	115	1,600	1,613	1,713	1,728
Togetherwork Holdings, LLC	Diversified/Conglomerate Manufacturing	One stop	L + 6.25%	8.65%	03/2025	106	107	1,489	1,502	1,595	1,609
Togetherwork Holdings, LLC	Diversified/Conglomerate Manufacturing	One stop	L + 6.25%	8.65%	03/2025	546	553	666	675	1,212	1,228
Togetherwork Holdings, LLC(1)	Diversified/Conglomerate Manufacturing	One stop	L + 6.25%	N/A	03/2025	-	-	(9)	-	(9)	-
Togetherwork Holdings, LLC	Diversified/Conglomerate Manufacturing	One stop	L + 6.25%	8.65%	03/2025	120	121	1,691	1,705	1,811	1,826
Togetherwork Holdings, LLC	Diversified/Conglomerate Manufacturing	One stop	L + 6.25%	8.65%	03/2025	147	149	1,339	1,351	1,486	1,500
Togetherwork Holdings, LLC	Diversified/Conglomerate Manufacturing	One stop	L + 6.25%	8.65%	03/2025	66	67	604	609	670	676
TouchTunes Interactive Networks, Inc.	Broadcasting and Entertainment	Senior loan	L + 4.75%	7.15%	05/2021	1,434	1,436	677	678	2,111	2,114
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	One stop	L + 5.25%	7.66%	06/2021	38,639	38,758	45,648	45,787	84,287	84,545
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	One stop	L + 5.25%	7.66%	06/2021	70	70	70	70	140	140
Tresys Technology Holdings, Inc.(2)	Aerospace and Defense	One stop	L + 6.75%	9.15%	06/2020	658	659	9	9	667	668
Tresys Technology Holdings, Inc.(2)	Aerospace and Defense	One stop	L + 6.75%	9.15%	06/2020	3,844	3,119	28	43	3,872	3,162
Tresys Technology Holdings, Inc.	Aerospace and Defense	Common stock	N/A	N/A	N/A	295	-	-	-	295	-
Trintech, Inc.	Diversified/Conglomerate Service	One stop	L + 6.50%	9.04%	12/2023	59	60	59	60	118	120
Trintech, Inc.	Diversified/Conglomerate Service	One stop	L + 6.50%	9.09%	12/2023	10,692	10,793	11,781	11,894	22,473	22,687
Trintech, Inc.	Diversified/Conglomerate Service	One stop	L + 6.50%	9.09%	12/2023	3,355	3,386	5,963	6,020	9,318	9,406
Tronair Parent, Inc.	Aerospace and Defense	Senior loan	L + 4.50%	7.33%	09/2021	79	76	79	76	158	152
Tronair Parent, Inc.	Aerospace and Defense	Senior loan	L + 4.75%	7.57%	09/2023	361	342	361	342	722	684
True Commerce, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 5.75%	N/A	11/2023	(1)	-	(1)	-	(2)	-
True Commerce, Inc.	Diversified/Conglomerate Service	One stop	L + 5.75%	8.08%	11/2023	6,486	6,547	8,838	8,921	15,324	15,468
True Commerce, Inc.	Diversified/Conglomerate Service	One stop	L + 5.75%	8.08%	11/2023	-	-	913	921	913	921
True Commerce, Inc.	Diversified/Conglomerate Service	One stop	L + 5.75%	8.08%	11/2023	-	-	2,744	2,664	2,744	2,664
Uinta Brewing Company(2)(3)	Beverage, Food and Tobacco	One stop	L + 4.00%	6.40%	08/2021	768	628	186	151	954	779
Uinta Brewing Company(3)	Beverage, Food and Tobacco	LP interest	N/A	N/A	N/A	462	-	-	-	462	-
Uinta Brewing Company(3)	Beverage, Food and Tobacco	Common stock	N/A	N/A	N/A	-	130	-	31	-	161
Uinta Brewing Company(2)(3)	Beverage, Food and Tobacco	One stop	L + 4.00%	6.40%	08/2021	154	134	37	32	191	166
Upserve, Inc.	Diversified/Conglomerate Service	One stop	L + 5.50%	N/A	07/2023	-	-	-	-	-	-
Upserve, Inc.	Diversified/Conglomerate Service	One stop	L + 5.50%	7.90%	07/2023	2,951	2,969	2,159	2,172	5,110	5,141
Upserve, Inc.	Diversified/Conglomerate Service	One stop	L + 5.50%	7.90%	07/2023	99	100	1,343	1,351	1,442	1,451
Vector CS Midco Limited & Cloudsense Ltd.(1)	Diversified/Conglomerate Service	One stop	L + 4.50%	N/A	05/2024	(1)	(1)	(1)	(1)	(2)	(2)
Vector CS Midco Limited & Cloudsense Ltd.	Diversified/Conglomerate Service	One stop	L + 7.25%	5.31% cash/2.75% PIK	05/2024	3,571	3,466	4,080	3,961	7,651	7,427
Velocity Technology Solutions, Inc.(1)	Diversified/Conglomerate Service	One stop	L + 6.00%	N/A	12/2023	(1)	-	(1)	-	(2)	-
Velocity Technology Solutions, Inc.	Diversified/Conglomerate Service	One stop	L + 6.00%	8.33%	12/2023	8,058	8,165	10,210	10,346	18,268	18,511
Vendavo, Inc.	Diversified/Conglomerate Service	One stop	P + 7.25%	12.75%	10/2022	308	315	76	80	384	395
Vendavo, Inc.	Diversified/Conglomerate Service	One stop	L + 8.50%	10.83%	10/2022	28,460	28,864	6,876	6,953	35,336	35,817
Vendavo, Inc.	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	1,017	1,713	-	-	1,017	1,713
Verisys Corporation	Diversified/Conglomerate Service	One stop	L + 5.75%	10.15%	01/2023	19	20	19	20	38	40
Verisys Corporation	Diversified/Conglomerate Service	One stop	L + 7.75%	10.08%	01/2023	3,821	3,857	4,678	4,720	8,499	8,577
Verisys Corporation	Diversified/Conglomerate Service	LLC interest	N/A	N/A	N/A	261	218	318	266	579	484
Vermont Aus Pty Ltd	Retail Stores	One stop	L + 5.75%	7.00%	12/2024	1,155	1,170	1,009	1,023	2,164	2,193
Vermont Aus Pty Ltd(1)	Retail Stores	One stop	L + 5.75%	N/A	12/2024	(1)	(1)	(7)	(7)	(8)	(8)
Veterinary Specialists of North America, LLC	Personal, Food and Miscellaneous Services	Senior loan	L + 4.25%	6.65%	04/2025	3,792	3,829	37,983	38,351	41,775	42,180
Veterinary Specialists of North America, LLC(1)	Personal, Food and Miscellaneous Services	Senior loan	L + 4.25%	N/A	04/2025	(3)	-	(5)	-	(8)	-
Veterinary Specialists of North America, LLC(1)	Personal, Food and Miscellaneous Services	Senior loan	L + 4.25%	N/A	04/2025	(8)	-	(147)	-	(155)	-
Vitalyst, LLC	Diversified/Conglomerate Service	Common stock	N/A	N/A	N/A	7	-	-	-	7	-
Vitalyst, LLC	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	61	79	-	-	61	79
Watchfire Enterprises, Inc.	Electronics	Second lien	L + 8.00%	10.33%	10/2021	9,362	9,435	-	-	9,362	9,435
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.50%	N/A	09/2024	-	-	-	-	-	-
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.50%	7.90%	09/2024	5,022	5,110	3,407	3,437	8,429	8,547
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.50%	7.90%	09/2024	30	32	410	426	440	458
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	33	34	38	39	71	73
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	27	28	31	32	58	60
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	1	1	1	1	2	2
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	10	10	12	12	22	22
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	24	24	27	28	51	52
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	49	50	56	57	105	107
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.50%	7.94%	9/12/2024	58	59	785	792	843	851
Wetzel’s Pretzels, LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.75%	9.15%	9/1/2021	28	28	28	28	56	56
Wetzel’s Pretzels, LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.75%	9.15%	9/1/2021	8,762	8,849	8,163	8,222	16,925	17,071
Wetzel’s Pretzels, LLC	Personal, Food and Miscellaneous Services	Common stock	N/A	N/A	N/A	160	250	149	232	309	482
WHCG Management, LLC	Healthcare, Education and Childcare	Senior loan	L + 5.00%	7.43%	3/9/2023	99	94	99	94	198	188
WHCG Management, LLC	Healthcare, Education and Childcare	Senior loan	L + 5.00%	7.33%	3/9/2023	2,333	2,211	3,889	3,685	6,222	5,896
WHCG Management, LLC(1)	Healthcare, Education and Childcare	Senior loan	L + 5.00%	N/A	3/9/2023	(2)	-	(17)	-	(19)	-
WHCG Management, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	246	66	314	85	560	151
Whitcraft LLC(1)	Aerospace and Defense	One stop	L + 5.50%	N/A	4/3/2023	(1)	(1)	(1)	(1)	(2)	(2)
Whitcraft LLC	Aerospace and Defense	One stop	L + 5.50%	7.83%	4/3/2023	16,017	16,040	25,727	25,743	41,744	41,783
Whitcraft LLC	Aerospace and Defense	Common stock	N/A	N/A	N/A	375	760	688	1,394	1,063	2,154
Whitcraft LLC(1)	Aerospace and Defense	One stop	L + 5.50%	N/A	4/3/2023	(8)	(9)	(117)	(120)	(125)	(129)
WIRB-Copernicus Group, Inc.(1)	Healthcare, Education and Childcare	Senior loan	L + 4.25%	N/A	8/15/2022	(1)	-	(1)	-	(2)	-
WIRB-Copernicus Group, Inc.	Healthcare, Education and Childcare	Senior loan	L + 4.25%	6.58%	8/15/2022	10,867	10,922	11,490	11,546	22,357	22,468
WIRB-Copernicus Group, Inc.(1)	Healthcare, Education and Childcare	Senior loan	L + 4.25%	N/A	8/15/2022	(1)	-	(14)	-	(15)	-
Wood Fired Holding Corp.(1)	Beverage, Food and Tobacco	One stop	L + 5.75%	N/A	12/6/2023	(1)	-	(1)	-	(2)	-
Wood Fired Holding Corp.	Beverage, Food and Tobacco	One stop	L + 5.75%	8.35%	12/6/2023	6,874	6,936	7,215	7,280	14,089	14,216
Wood Fired Holding Corp.(1)	Beverage, Food and Tobacco	One stop	L + 5.75%	N/A	12/6/2023	-	-	(6)	-	(6)	-
Wood Fired Holding Corp.	Beverage, Food and Tobacco	LLC units	N/A	N/A	N/A	205	210	232	238	437	448
Wood Fired Holding Corp.	Beverage, Food and Tobacco	LLC units	N/A	N/A	N/A	-	-	-	-	-	-
Workforce Software, LLC	Diversified/Conglomerate Service	One stop	L + 6.50%	N/A	6/9/2021	-	1	-	1	-	2
Workforce Software, LLC	Diversified/Conglomerate Service	One stop	L + 6.50%	9.08%	6/9/2021	5,766	5,850	24,718	25,078	30,484	30,928
Workforce Software, LLC	Diversified/Conglomerate Service	LLC units	N/A	N/A	N/A	323	502	1,373	2,134	1,696	2,636
Workforce Software, LLC	Diversified/Conglomerate Service	One stop	L + 6.50%	9.02%	6/9/2021	573	577	2,437	2,454	3,010	3,031
WRE Holding Corp.	Ecological	Senior loan	L + 5.00%	7.44%	1/3/2023	18	18	18	18	36	36
WRE Holding Corp.	Ecological	Senior loan	L + 5.00%	7.44%	1/3/2023	996	1,003	1,293	1,302	2,289	2,305
WRE Holding Corp.	Ecological	Senior loan	L + 5.00%	7.44%	1/3/2023	42	42	902	909	944	951
WRE Holding Corp.	Ecological	Senior loan	L + 5.00%	7.44%	1/3/2023	12	12	252	253	264	265
WU Holdco, Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	N/A	3/26/2025	-	-	-	-	-	-
WU Holdco, Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	7.83%	3/26/2026	949	949	2,074	2,074	3,023	3,023
WU Holdco, Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	N/A	3/26/2026	-	-	-	-	-	-
Xmatters, Inc. and Alarmpoint, Inc.	Diversified/Conglomerate Service	Warrant	N/A	N/A	N/A	34	14	33	14	67	28
Xmatters, Inc. and Alarmpoint, Inc.	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	221	258	212	247	433	505
Xmatters, Inc. and Alarmpoint, Inc.	Diversified/Conglomerate Service	Preferred stock	N/A	N/A	N/A	10	15	10	15	20	30

Total investments before Pro Forma Adjustments						1,919,841	1,922,821	2,134,595	2,139,295	4,054,436	4,062,116
Pro Forma Adjustments
Estimated Purchase Price Allocation Adjustment Before Purchase Premium (5)						-	-	-	-	4,700	-
Estimated Purchase Premium Adjustment (5)						-	-	-	-	79,976	-
Total investments						1,919,841	1,922,821	2,134,595	2,139,295	4,139,112	4,062,116

(1)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(2)	Asset is on non-accrual status.
(3)	The combined company is deemed to be an “affiliated person” of the portfolio company. Under the 1940 Act, the combined company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company.
(4)	The combined company is deemed to be an “affiliated person” of and deemed to control the portfolio company. Under the 1940 Act, the combined company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company.
(5)	Upon consummation of the Merger and in accordance with ASC 805-50, Business Combinations—Related Issues, GBDC will be required to allocate the purchase price of GCIC’s assets based on GBDC’s estimate of fair value and record such fair value as the initial fair value of each such investment in GBDC’s financial statements. GBDC determined that the fair value of GCIC's investments approximates historical fair value, therefore GBDC will recognize the cost of GCIC's investments at fair value plus the purchase premium. A final determination of the fair value of GCIC’s investments will be made after the Merger is completed and, as a result, the actual amount of this adjustment may vary from the preliminary amount set forth herein. Thus, the information set forth in the columns reflect historical amounts and have not been individually adjusted to reflect the Estimated Purchase Price Allocation Adjustment Before Purchase Premium and the Estimated Purchase Premium Adjustment